UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Masimo Corporation

(Name of Registrant as Specified In Its Charter)

POLITAN CAPITAL MANAGEMENT LP
POLITAN CAPITAL MANAGEMENT GP LLC
POLITAN CAPITAL PARTNERS GP LLC
POLITAN CAPITAL NY LLC
POLITAN INTERMEDIATE LTD.
POLITAN CAPITAL PARTNERS MASTER FUND LP
POLITAN CAPITAL PARTNERS LP
POLITAN CAPITAL OFFSHORE PARTNERS LP
QUENTIN KOFFEY
MATTHEW HALL
AARON KAPITO
WILLIAM JELLISON

DARLENE SOLOMON

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On September 12, 2024, Politan Capital Management LP, a Delaware limited partnership (“Politan”) updated its website, www.AdvanceMasimo.com (the “Site”), in connection with the solicitation of stockholders of Masimo Corporation, a Delaware corporation (“Masimo”). Copies of the materials posted to the Site are filed herewith.

CONFIDENTIAL SUPPLEMENTAL DECLARATION OF NAJEEB ALI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA MASIMO CORPORATION, Plaintiff, vs. POLITAN CAPITAL MANAGEMENT LP, POLITAN CAPITAL MANAGEMENT GP LLC, POLITAN CAPITAL PARTNERS GP LLC, POLITAN CAPITAL NY LLC, POLITAN INTERMEDIATE LTD., POLITAN CAPITAL PARTNERS MASTER FUND LP, POLITAN CAPITAL PARTNERS LP, POLITAN CAPITAL OFFSHORE PARTNERS LP, QUENTIN KOFFEY, MICHELLE BRENNAN, MATTHEW HALL, AARON KAPITO, WILLIAM JELLISON, DARLENE SOLOMON, Defendants. Case No. 8:24-CV-1568 SUPPLEMENTAL DECLARATION OF NAJEEB ALI Case 8:24-cv-01568-JVS-JDE Document 165 Filed 09/06/24 Page 1 of 3 Page ID #:17924

CONFIDENTIAL SUPPLEMENTAL DECLARATION OF NAJEEB ALI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 I, Najeeb Ali, declare as follows: 1. I am a Partner at Centerview Partners LLC (“Centerview”). 2. I make this declaration based on my personal knowledge and to supplement and clarify my declaration of August 19, 2024 (“August 19 Declaration”). This supplemental declaration incorporates by reference my August 19 Declaration and, unless otherwise noted, uses the same defined terms therein. 3. As stated in my August 19 Declaration, Centerview was engaged to advise the Special Committee on exploring a potential related-party transaction involving Joe Kiani and a separation of Masimo’s Consumer Products Business. As an independent financial advisor to the Special Committee, Centerview did not work for Kiani or Quentin Koffey in their individual capacities and made that fact clear to both Kiani and Koffey and/or their representatives. 4. During the course of our engagement, Centerview and S&C met with Koffey, in his capacity as Chair of the Special Committee, prior to meetings with the entire Special Committee and without other members of the Special Committee present. In my experience, it is not unusual for the Chair of a special committee to have pre-meeting discussions with independent advisors and without other members of the committee present. Centerview considered these pre-meeting discussions with Koffey, as Chair of the Special Committee, to be standard practice. 5. As part of our engagement, Centerview also discussed with the Special Committee whether it would be in the interest of Masimo’s stockholders to announce publicly a potential separation of the Consumer Products Business in advance of finalizing all the terms of such a transaction. After considering the pros and cons of a public announcement, the Special Committee determined that it would be in the interest of stockholders to make a public announcement first and leave certain specific issues to be negotiated and determined at a later time. One reason cited by the Special Committee for this strategy was that a public announcement might persuade Kiani to reconsider some of the transaction terms he proposed and move the parties closer to mutually agreeable terms. 6. These discussions occurred prior to the March 11, 2024 meeting where the Special Committee unanimously determined that the draft term sheet presented by S&C and Centerview at Case 8:24-cv-01568-JVS-JDE Document 165 Filed 09/06/24 Page 2 of 3 Page ID #:17925

CONFIDENTIAL -2- SUPPLEMENTAL DECLARATION OF NAJEEB ALI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 the meeting (i.e., the March 11 Term Sheet) should be presented to Kiani in order to kickoff negotiations. Centerview believed that the transaction framework and terms contained in the March 11 Term Sheet would create two viable and independent entities (NewCo and RemainCo) in a spinoff transaction, though the March 11 Term Sheet left certain specific issues to be negotiated and determined at a later time. 7. As stated in Paragraph 11 of my August 19 Declaration, the Special Committee asked Centerview at meetings on March 8, 2024 and March 11, 2024, whether assigning ownership or licensing of the Company’s intellectual property to NewCo, as described in the term sheet Kiani sent to Koffey, would risk creating a valuation overhang on the Company. Centerview advised the Special Committee that we believed such an assignment would create a negative valuation overhang. Accordingly, if a separation were to proceed on such terms, it would (all else being equal) decrease shareholder value for Masimo’s stockholders. Centerview advised the Special Committee that it was imperative that the Committee, with the assistance of independent IP advisors and any other experts or consultants the Committee deemed necessary or advisable, carefully oversee any assignments or licenses granted to NewCo. I declare under penalty of perjury that the foregoing is true and correct. Executed on August 30, 2024 in New York, New York. Najeeb Ali Case 8:24-cv-01568-JVS-JDE Document 165 Filed 09/06/24 Page 3 of 3 Page ID #:17926

DECLARATION OF NAJEEB ALI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA MASIMO CORPORATION, Plaintiff, vs. POLITAN CAPITAL MANAGEMENT LP, POLITAN CAPITAL MANAGEMENT GP LLC, POLITAN CAPITAL PARTNERS GP LLC, POLITAN CAPITAL NY LLC, POLITAN INTERMEDIATE LTD., POLITAN CAPITAL PARTNERS MASTER FUND LP, POLITAN CAPITAL PARTNERS LP, POLITAN CAPITAL OFFSHORE PARTNERS LP, QUENTIN KOFFEY, MICHELLE BRENNAN, MATTHEW HALL, AARON KAPITO, WILLIAM JELLISON, DARLENE SOLOMON, Defendants. Case No. 8:24-CV-1568 DECLARATION OF NAJEEB ALI CONFIDENTIAL Case 8:24-cv-01568-JVS-JDE Document 164 Filed 09/06/24 Page 1 of 8 Page ID #:17914

DECLARATION OF NAJEEB ALI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 I, Najeeb Ali, declare as follows: 1. 2. I make this declaration based on my personal knowledge. 3. a potential engagement of Centerview to advise a special committee of the Board of Directors 4. On February 7, 2024, Centerview met with members of the Special Committee and made a presentation to the committee in connection with a potential engagement of Centerview to advise the Special Committee on exploring the possibility of separating the Consumer Products Business. 5. On February 10, 2024, the Special Committee notified Centerview that it had been selected as financial advisor to the committee on evaluating a potential separation of the Consumer Products Business. Centerview and the Special Committee executed an Engagement Letter on March 6, 2024. 6. received and reviewed two preliminary term sheets: one that had been sent from Koffey to Kiani and another that was a markup that had been sent from Kiani back to Koffey. (Attached hereto as Exhibits A and B are true and correct copies of the preliminary term sheets that Centerview received.) No term sheet was signed nor was there any other indication that any term sheet had been agreed to. Notwithstanding these documents or any prior discussions between the two (in which Centerview had no involvement), Centerview believed it was imperative that it conduct an independent analysis of whether it would be in the best interest of Masimo and its stockholders to separate the Consumer Products Business, and if so, on what terms. Accordingly, although these preliminary term sheet documents provided some helpful background information and indication CONFIDENTIAL I am a Partner at Centerview Partners LLC ("Centerview"). On or around February 5, 2024, Quentin Koffey ("Koffey") contacted me regarding ("Special Committee") ofMasimo Corporation ("Masimo" or the "Company") on exploring a potential related-party transaction involving Joe Kiani ("Kiani"), the Founder, CEO and Chairman ofMasimo, and a separation of the Company's consumer health products and Consumer Audio Sound United business (together, the "Consumer Products Business"). At the outset of Centerview's engagement (on February 10, 2024), Centerview of the parties' negotiating postures, they were not binding on the parties. Case 8:24-cv-01568-JVS-JDE Document 164 Filed 09/06/24 Page 2 of 8 Page ID #:17915

-2- DECLARATION OF NAJEEB ALI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 7. February 13, 2024. The Centerview partners responsible for the engagement were Alan Hartman meeting. The Special Committee members in attendance were Michelle Brennan, Rolf Classon, advisors, were also present. Centerview also made clear at the February 13 kickoff meeting that, due to the related-party nature of the potential transaction, all negotiations must be conducted at 8. Between February 10 and March 14, 2024, Centerview conducted its independent analysis of the benefits and issues involved in a potential separation of the Consumer Products Business, including the business rationale for a spinoff and the potential terms of a transaction that Officer, and other members of the management team. Centerview also met with the Special Committee on multiple occasions to apprise the committee of our ongoing work and analyses. 9. by Masimo, and discussions with management and the Special Committee), Centerview advised the Special Committee that a spinoff of NewCo could make sense from a financial point of view so long as the separation did not adversely impact the valuation of RemainCo. Centerview provided examples of harms and stressed that the improper allocation of IP rights and licenses from RemainCo to NewCo could create a significant valuation overhang on RemainCo that would supported this view. Centerview and S&C then proceeded to analyze the potential economics and structure of such a transaction. S&C compiled a draft term sheet with input from Centerview. CONFIDENTIAL Centerview's first meeting with the Special Committee post-engagement was on ("Hartman"), myself, Jason Zuckerbrod and Rak:esh Mehta, and all four of us attended this Koffey and Craig Reynolds. Sullivan & Cromwell ("S&C"), the Special Committee's legal arms' length. Centerview also advised that the Special Committee should focus on what each member felt was in stockholders' best interests, without regard to the prior proposed term sheets. The Special Committee understood the reason for Centerview's approach. would create a spinoff entity ("NewCo") and an entity containing the non-spinoff assets ("RemainCo"). As part of the process, Centerview had multiple discussions with the Company, including a February 21, 2024 meeting with Micah Young ("Young"), Masimo's Chief Financial Based on Centerview's independent analysis (which reflected information provided render the separation not in stockholders' best interests. The Special Committee unanimously Case 8:24-cv-01568-JVS-JDE Document 164 Filed 09/06/24 Page 3 of 8 Page ID #:17916

-3- DECLARATION OF NAJEEB ALI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 10. On March 8, 2024, Centerview and S&C met with the Special Committee to preview a draft term sheet. The Special Committee provided comments and feedback to the advisors. Then, on March 11, 2024, Centerview and S&C met with the Special Committee again to discuss a revised draft term sheet. The revised draft term sheet was a Letter of Intent that summarized certain proposed material terms and alignments between Masimo (under the direction comments and feedback provided by the Special Committee from the March 8 meeting. 11. At the meetings, the Special Committee asked Centerview whether assigning detailed in the term sheet Kiani had returned to Koffey, would risk creating a valuation overhang on the Company. Centerview advised that we believed such an assignment or licensing would cause a valuation overhang and that it was imperative that the Special Committee, with the assistance of independent IP advisors, carefully oversee what assignments or licenses were granted. 12. During the March 11 meeting, the Special Committee also directed Centerview to contact Bob Chapek (an independent member of the Masimo Board of Directors who was not a member of the Special Committee). I contacted Chapek on the same day to schedule a call to update him on the work and findings of the Special Committee to date. On March 13, 2024, Centerview and S&C had a call with Chapek. 13. At the March 11, 2024 meeting, the Special Committee unanimously determined that the March 11 Term Sheet should be presented to Kiani in order to kickoff negotiations. 14. At the time Centerview and S&C presented the March 11 Term Sheet to the Special Committee, Centerview believed that the transaction framework and terms contained therein would create two viable and independent entities (NewCo and RemainCo). While the March 11 Term Sheet provided the framework for a sound and viable spinoff transaction, it left certain specific issues to be negotiated and determined at a later time. 15. For example, the March 11 Term Sheet provided that NewCo should be funded with sufficient cash to ensure adequate liquidity at closing and for an agreed-upon period of time CONFIDENTIAL of the Special Committee) and Kiani (the "March 11 Term Sheet"), and also reflected the ownership of, or licensing, the Company's intellectual property to the spun-off entity, as had been Case 8:24-cv-01568-JVS-JDE Document 164 Filed 09/06/24 Page 4 of 8 Page ID #:17917

-4- DECLARATION OF NAJEEB ALI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 thereafter. The amount of cash allocated to NewCo would be determined at a later time because the amount and types of assets allocated to NewCo would affect the amount of cash needed to cash burn post-closing, and additional cash would need to be allocated to NewCo to ensure it had adequate liquidity at closing and thereafter. We understood that Kiani was requesting a mix of corporate assets that would create an unusually large corporate overhead burden for the size of NewCo and therefore advised the Special Committee that further analysis was required to would directly inform what amount of cash was required to ensure adequate liquidity. 16. allocated between NewCo and RemainCo, and how such an allocation could be achieved from a legal perspective. This was a complex issue and would require additional time as well as legal and subject matter expertise. Accordingly, the March 11 Term Sheet did not provide for a specific allocation of assets and liabilities between NewCo and RemainCo. Rather, the term sheet provided that shortly after its execution and a public announcement of the transaction, the Special Committee would oversee and determine the appropriate allocation of assets and liabilities between NewCo and RemainCo. The March 11 Term Sheet outlined a process framework for this determination by providing that Masimo shall hire an external consultant with relevant technical expertise (and any other external consultants or experts as the Special Committee deems necessary intellectual property rights between NewCo and RemainCo. We advised the Special Committee that it was imperative that this process regarding the allocation of intellectual property be overseen by the Special Committee and not by management. 17. I understand that on March 11, S&C provided the draft March 11 Term Sheet to party transaction. I further understand that prior to sending the term sheet, Koffey spoke with Kiani and informed him that the Special Committee and its advisors had put together the March 11 CONFIDENTIAL ensure NewCo's liquidity at closing and thereafter. To illustrate, if the Company's corporate headquarters and aircraft were allocated to NewCo, that would significantly increase NewCo's determine the correct corporate overhead for NewCo-a determination that, as described above, Another open issue was how the Company's intellectual property would be or advisable) to advise the Special Committee on the appropriate allocation ofMasimo's Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), Kiani's legal counsel in this related-Case 8:24-cv-01568-JVS-JDE Document 164 Filed 09/06/24 Page 5 of 8 Page ID #:17918

-5- DECLARATION OF NAJEEB ALI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Term Sheet, which Kiani asked to see promptly. I also understand that prior to sending the Skadden know that Kiani was expecting to review the term sheet promptly. I further understand that Skadden informed S&C that they would promptly share the term sheet with Kiani. I understand that Skadden later informed S&C that it had no involvement in negotiating the term sheet and asked S&C and Centerview to speak directly with Kiani. 18. On March 12, 2024, Tom McClenahan (General Counsel of Masimo) and Young contacted Centerview to discuss the March 11 Term Sheet. Centerview offered to speak directly with Kiani, but he declined. 19. On March 13, Hartman and I spoke with McClenahan and Young. During this call, McClenahan asserted that Kiani and Koffey had previously agreed to terms that were substantially different from the March 11 Term Sheet. 20. Centerview explained that we were engaged as independent financial advisors to the Special Committee and did not work for Kiani or Koffey in their individual capacities. Centerview also explained that we had no involvement in any prior discussions between Kiani and Koffey with respect to the proposed transaction and therefore had no knowledge as to what was agreed upon or not. Further, Centerview explained that the March 11 Term Sheet reflected the like for a potential spinoff of the Consumer Products Business. We discussed the March 11 Term Sheet with McClenahan and Young and explained the rationale behind its framework and terms. 21. A few hours later, on the evening of March 13, I understand that McClenahan called Hartman. I understand that McClenahan once again asserted that there had been an agreement between Kiani and Koffey that was different from the March 11 Term Sheet. I the earlier purported agreement, then there would be no need for further discussions and no reason for the Special Committee to exist. 22. On March 14, Centerview met with the Special Committee to report on the substance of the conversations between Centerview, and McClenahan and Young. CONFIDENTIAL March 11 Term Sheet, S&C gave Skadden a "heads up" to preview the term sheet and to let Special Committee's independent evaluation of what a sound and viable framework would look understand that McClenahan further stated that Kiani's view was that if the terms did not revert to Case 8:24-cv-01568-JVS-JDE Document 164 Filed 09/06/24 Page 6 of 8 Page ID #:17919

-6- DECLARATION OF NAJEEB ALI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 23. Centerview had additional meetings with the Special Committee on March 18, March 19 and March 21, 2024. At either the March 18 or March 19 meeting, the Special Committee informed Centerview that Kiani stated he was no longer interested in pursuing a related-party transaction involving a spinoff of the Consumer Products Business, and therefore, there was no reason for the Special Committee to exist. 24. On March 22, 2024, Koffey called Centerview to advise us that the Masimo Board of Directors would be announcing a separation of the Consumer Products Business shortly. authorized management to explore a proposed spinoff of its Consumer Products Business, and that Kiani is expected to remain Chairman and CEO of Masimo and to be named Chairman of the newly created company. Centerview had no involvement in the generation of this press release. Koffey also advised us that the Special Committee was being placed on hold and we should go 25. On March 25, 2024, I saw a Wall Street Journal article reporting that the Company was engaged in discussions with a third party regarding a joint venture of its Consumer Business. Centerview had no knowledge of this joint venture process prior to the WSJ article. 26. On April 30, 2024, Young informed me via email (with McClenahan copied) that the Special Committee had been dissolved on that day and that he expected no further retainer fees to be paid to Centerview. 27. On May 16, 2024, Koffey emailed us and S&C stating that the Company Board had asked him to get a proposed timeline and cost estimate for determining the correct perimeter of IP should Masimo decide to sell its Consumer Products Business. 28. On May 17, 2024, we participated in a Zoom meeting with Koffey and S&C, where we reiterated our views on the significance of properly allocating IP. Our understanding was that, following that Zoom meeting, S&C would prepare some thoughts for Koffey on an appropriate IP separation process, which Koffey would share with the Company Board. CONFIDENTIAL Centerview then read the Company press release, which announced that Masimo's Board had "pencils down". After this call, we had no further meetings with the Special Committee. Case 8:24-cv-01568-JVS-JDE Document 164 Filed 09/06/24 Page 7 of 8 Page ID #:17920

-7- DECLARATION OF NAJEEB ALI 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 I declare under penalty of perjury that the foregoing is true and correct. Executed on August 19, 2024 in New York, New York. Najeeb Ali CONFIDENTIAL Case 8:24-cv-01568-JVS-JDE Document 164 Filed 09/06/24 Page 8 of 8 Page ID #:17921

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 -1- DECLARATION OF DAVID F. LARCKER UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA, SOUTHERN DIVISION MASIMO CORPORATION, Plaintiff, vs. POLITAN CAPITAL MANAGEMENT LP et al. Defendants. Case No. 8:24-cv-01568-JVS-JDE DECLARATION OF DAVID F. LARCKER IN SUPPORT OF DEFENDANTS’ OPPOSITION TO PLAINTIFF’S MOTION FOR PRELIMINARY INJUNCTION Judge: Hon. James V. Selna Crtrm.: 10C DECLARATION OF DAVID F. LARCKER I, David F. Larcker, hereby declare: 1. I am the James Irvin Miller Professor of Accounting at the Graduate School of Business at Stanford University (Emeritus). 2. I serve as the co-director of the Corporate Governance Research Initiative at the Graduate School of Business at Stanford University, which provides research and insights on a broad range of issues facing corporations and boards of directors, including executive compensation, board governance, Chief Executive Officer succession, and proxy voting. 3. I am also a senior faculty member at the Rock Center for Corporate Governance, a joint initiative of Stanford Law School and Stanford Graduate School of Business that was created to advance understanding and practice of corporate governance. I am also a Distinguished Visiting Fellow at the Hoover Institution, and co-director of the Hoover Corporate Governance Working Group 4. I have been retained as an expert in this case by counsel for Defendants to provide expert opinions on a number of corporate-governance-related topics I understand are at issue in this case generally, and in Masimo’s Motion for Preliminary Case 8:24-cv-01568-JVS-JDE Document 142 Filed 08/31/24 Page 1 of 2 Page ID #:8747

1 Injunction specifically, including best practices concerning: (a) the frequency and 2 duration of meetings of a public company's board of directors; (b) the on boarding of 3 new directors; ( c) information flow to directors; ( d) budget planning and review; and 4 ( e) board review of special situations, including material corporate transactions, 5 related party transactions, regulatory investigations, and material litigation. 6 5. In my view, as set forth in further detail in my expert report and 7 declaration, Masimo materially deviated from established standards of good corporate 8 governance. 9 6. A true and correct copy of my expert report and declaration, dated 10 August 30, 2024, is attached as Exhibit 1. 11 12 I declare under penalty of perjury under the laws of the United States of 13 America that the foregoing is true and correct. 14 Executed on this 30th day of August, 2024, at Hotchkiss, Colorado. 15 16 17 18 19 20 21 22 23 24 25 26 27 28 David F. Larcker -2- DECLARATION OF DAVID F. LARCKER Case 8:24-cv-01568-JVS-JDE Document 142 Filed 08/31/24 Page 2 of 2 Page ID #:8748

REDACTED VERSION OF DOCUMENT SOUGHT TO BE SEALED EXHIBIT 1 REDACTED VERSION OF DOCUMENT SOUGHT TO BE SEALED Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 1 of 47 Page ID #:8749

1 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA MASIMO CORPORATION, Plaintiff, v. POLITAN CAPITAL MANAGEMENT, LP, POLITAN CAPITAL MANAGEMENT GP LLC, POLITAN CAPITAL PARTNERS GP LLC, POLITAN CAPITAL NY LLC, POLITAN INTERMEDIATE LTD., POLITAN CAPITAL PARTNERS MASTER FUND LP, POLITAN CAPITAL PARTNERS LP, POLITAN CAPITAL OFFSHORE PARTNERS LP, QUENTIN KOFFEY, MICHELLE BRENNAN, MATTHEW HALL, AARON KAPITO, Defendant(s). ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Case No. 8:24-cv-01568 EXPERT REPORT AND DECLARATION OF DAVID F. LARCKER Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 2 of 47 Page ID #:8750

2 Credentials 1. I, David F. Larcker, am the James Irvin Miller Professor of Accounting at the Graduate School of Business at Stanford University (Emeritus). A copy of my curriculum vitae is attached as Appendix A. I serve as the co-director of the Corporate Governance Research Initiative at the Graduate School of Business at Stanford University, which provides research and insights on a broad range of issues facing corporations and boards of directors, including executive compensation, board governance, CEO succession, and proxy voting. 2. I am also a senior faculty member at the Rock Center for Corporate Governance, a joint initiative of Stanford Law School and Stanford Graduate School of Business that was created to advance understanding and practice of corporate governance. I am also a Distinguished Visiting Fellow at the Hoover Institution, and co-director of the Hoover Corporate Governance Working Group. I previously served as co-director of the Directors’ Consortium executive education program for over ten years. 3. In 2012, I was named to the National Association of Corporate Directors Directorship 100 as one of the most influential people in the boardroom and corporate governance community. 4. Prior to joining the faculty at Stanford in 2005, I was the Ernst & Young Professor of Accounting at The Wharton School of the University of Pennsylvania, a position I held for twenty years. Previously, I served as a Professor of Accounting and Information Systems at the J.L. Kellogg Graduate School of Management at Northwestern University. 5. I received undergraduate and master’s degrees in engineering from the University of Missouri – Rolla, and a doctorate in business from the University of Kansas. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 3 of 47 Page ID #:8751

3 6. I have published peer-reviewed and professional research on a range of subjects relating to fiduciary duties of directors and corporate governance. That research has been published in numerous top peer-reviewed journals and a wide range of professional publications. I have also published a top book on corporate governance, Corporate Governance Matters: A Closer Look at Organizational Choices and Their Consequences, which is now in its third edition. 7. I am a trustee of Allspring Global Investments and have served on the board of directors for various private companies, including American Crystal Technologies Inc., CFI Group, and the Stucker Mesa Domestic Water Company. 8. Based on my personal experience, consulting with boards, teaching, research, and scholarly publications, I consider myself an expert in corporate governance and executive compensation. My opinions below are informed by my decades as an academic, a scholar, and real-world experience as a director of both public and private corporations. 9. I have submitted declarations and expert reports, as well as testified, on behalf of plaintiffs and defendants in litigation filed in both federal and state court. A sample of the cases in which I was engaged as an expert witness is attached as Appendix B. 10. In reaching my conclusions regarding this action, I reviewed various public filings by Masimo Corporation (“Masimo” or the “Company”), documents produced in this litigation and provided to me by counsel for Defendants, and data, media articles and academic studies as described more fully in the footnotes and Appendix C. 11. I am being compensated by Politan Capital Management LP (“Politan”) at my customary rate of $1,500 per hour. My work on this Declaration has been supported by personnel working under my direction at a rate of $250 per hour. I personally supervised these personnel. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 4 of 47 Page ID #:8752

4 12. My compensation is not contingent on any conclusions proffered or any outcome of this litigation. 13. I reserve the right to amend or modify this Declaration in light of additional facts that are brought to my attention. Assignment 14. I have been engaged by Politan’s counsel to provide my views and opinions on a number of corporate-governance-related topics I understand are at issue in the litigation generally, and in Masimo’s motion for preliminary injunction specifically, including best practices concerning: a. The frequency and duration of meetings of a public company’s board of directors; b. The onboarding of new directors; c. Information flow to directors; d. Budget planning and review; and e. Board review of special situations, including material corporate transactions, related party transactions, regulatory investigations, and material litigation. Background on Masimo’s Board 15. Masimo’s Board currently consists of five directors: (i) Joe Kiani, Masimo’s Chairman and Chief Executive Officer, (ii) Craig Reynolds, the Lead Independent Director, (iii) Robert Chapek, (iv) Michelle Brennan, and (v) Quentin Koffey. 16. Masimo’s Board is small relative to other publicly traded corporations. For comparison, the average S&P 500 company board had an Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 5 of 47 Page ID #:8753

5 average of 10.8 members in 2023, more than double the size of Masimo’s Board.1 This raises a question, for me, as to whether five directors can adequately oversee a business of Masimo’s size and complexity. 17. Listing exchanges require the boards of publicly traded companies to have three committees for audit, compensation, and nominating and governance, composed entirely of independent directors.2 In addition to these committees, it is common for companies to have additional subcommittees to address specific areas that are important to the company and its industry, such as technology, science, regulatory, or public affairs.3 18. Masimo’s Board has three committees—audit, compensation, and nominating, compliance, and corporate governance—with three members on each committee. Masimo’s three committees are technically compliant with listing requirements. 19. However, Mr. Reynolds, the Lead Independent Director, also serves as the chair of all three committees. In my experience, it is highly unusual for the same individual to serve as the chairperson of all three committees, because the workload of these committees is substantial, and each generally requires unique domain expertise. I am not aware of any other public company in which the lead director simultaneously serves as chair of all of the Board’s committees.4 Indeed, 1 Spencer Stuart, U.S. Board Index 2023, available at: https://www.spencerstuart.com/research-and-insight/us-board-index. 2 NASDAQ, “Continued Listing Guide,” (January 2024), available at: https://listingcenter.nasdaq.com/assets/continuedguide.pdf. 3 Spencer Stuart, U.S. Board Index 2023, available at: https://www.spencerstuart.com/research-and-insight/us-board-index. 4 David F. Larcker, Brian Tayan, and Christina Zhu, “A Meeting of the Minds: How Do Companies Distribute Knowledge and Workload Across Board Committees?, Stanford Closer Look Series (December 8, 2014), available at: https://www.gsb.stanford.edu/faculty-research/publications/meeting-minds-how-do-companies-distribute-knowledge-workload-across. See also Eileen Morgan Johnson, “The Basics of Board Committee Structure,” The Center for Association Leadership (ASAE), (April 29, 2020), available at: https://www.asaecenter.org/resources/articles/an_plus/2015/december/the-basics-of-board-committee-structure. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 6 of 47 Page ID #:8754

6 to be effective (and to avoid burnout), board members generally do not serve on more than two committees.5 20. Mr. Chapek also serves on all three committees, meaning that a majority of each committee is comprised of directors who I understand align with Mr. Kiani.6 I. Board Meeting Frequency and Duration 21. The board of directors of a Delaware corporation, like Masimo, is generally responsible for managing the business and affairs of the corporation.7 A well-functioning board takes on numerous roles, reviewing and approving strategy in coordination with the company’s management, monitoring risks, planning for executive succession, and weighing in on the talent pipeline.8 22. To fulfill its responsibilities, the board of a publicly traded corporation typically meets in person seven (7) to eight (8) times a year.9 Additional telephonic or video-conference meetings are convened as needed.10 For example, in times of crisis or when considering potentially transformative business decisions or transactions, the frequency and/or duration of board meetings typically increase substantially. If a board is considering a material transaction, confronting periods 5 Eileen Morgan Johnson, “The Basics of Board Committee Structure,” The Center for Association Leadership (ASAE), (April 29, 2020), available at: https://www.asaecenter.org/resources/articles/an_plus/2015/december/the-basics-of-board-committee-structure. 6 Specifically, each committee has three members, two of which are Messrs. Reynolds and Chapek. As Glass Lewis noted in its Proxy Paper, “existing incumbents not nominated by Politan are, at this point and based on Masimo’s rather checkered governance track record, expected to vote in lockstep with Mr. Kiani.” Glass, Lewis & Co., LLC, Proxy Paper, Masimo Corp., at 19. 7 8 Del. C. § 141(a). 8 Christian Casal and Christian Caspar, “Building a forward-looking board,” McKinsey Quarterly (February 1, 2014), available at: https://www.mckinsey.com/capabilities/strategy-and-corporate-finance/our-insights/building-a-forward-looking-board#/. 9 Spencer Stuart, U.S. Board Index 2023, available at: https://www.spencerstuart.com/research-and-insight/us-board-index. 10 National Association of Corporate Directors, “2017–2018 NACD Public Company Governance Survey” (Washington, D.C.: National Association of Corporate Directors, 2018). Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 7 of 47 Page ID #:8755

7 of significant underperformance in its business, or responding to government investigations and/or significant litigation, the board, out of necessity, will meet more often.11 23. In fact, a 2014 report on “forward-looking” boards noted that, given the importance of directors’ responsibilities, several well-performing boards “prescribe a commitment of up to 25 days of engagement for nonexecutive board members.”12 24. A board’s in-person meetings commonly are scheduled over a period of two days, with a dinner in between that allows directors an opportunity to meet and interact with members of the company’s management, including non-C-suite managers, in a less formal setting.13 All told, a typical meeting or set of meetings can run for seven (7) hours or more, depending on the issues the board is addressing. 25. In addition to full board meetings, board committees also meet numerous times per year—an average of 8.2 times per year for audit committees, 5.8 times per year for compensation committees, and 4.6 times per year for nominating and corporate governance committees.14 11 Deloitte, Global Center for Corporate Governance, “On the Board’s Agenda: Crisis Management,” (September 2019), available at: https://www2.deloitte.com/content/dam/Deloitte/uk/Documents/risk/deloitte-uk-risk-global-on-the-boards-agenda-crisis-management.pdf 12 Christian Casal and Christian Caspar, “Building a forward-looking board,” McKinsey Quarterly (February 1, 2014), available at: https://www.mckinsey.com/capabilities/strategy-and-corporate-finance/our-insights/building-a-forward-looking-board#/. 13 Nick Barnett, “What an Effective Board Dinner Looks Like,” Board Benchmarking (December 2, 2022), available at: https://boardbenchmarking.com/blog/improve-director-relationships-with-board-dinners/. 14 Spencer Stuart, U.S. Board Index 2023, available at: https://www.spencerstuart.com/research-and-insight/us-board-index. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 8 of 47 Page ID #:8756

Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 9 of 47 Page ID #:8757

26. Typically, boards gather outside the confines of regularly scheduled board meetings and conduct a day long or multi-day strategy session focused on long-term planning.

27. Masimo's Board has run counter to the above-mentioned commonalities.

28. As reflected in the table below, Masimo's Board held only two in-person meetings (and nine virtual meetings) from July 12, 2023, to July 15, 2024.

29. In my experience, the extensive use of virtual, rather than in-person, meetings is questionable, as remote board meetings may not provide the best setting for dialogue, information sharing, and professional debate.

Board and Committee Meetings (July 12, 2023 to July 15, 2024)[15]

Date	Time	Duration
July 12, 2023	10:00 a.m. – 11:22 a.m.	1 hour 22 minutes
August 1, 2023	8:00 a.m. – 11:37 a.m.	3 hours 37 minutes
October 31, 2023	**8:30 a.m. – 12:08 p.m.**	**3 hours 38 minutes**
January 5, 2024	9:00 a.m. – 10:13 a.m.	1 hour 13 minutes
Feb 13, 2024	**8:30 a.m. – 1:32 p.m.**	**5 hours 2 minutes**
Feb 26, 2024	5:00 p.m. – 6:30 p.m.	1 hour 30 minutes
Feb 27, 2024	4:00 p.m. – 5:33 p.m.	1 hour 33 minutes
March 22, 2024	10:00 a.m. – 11:26 a.m.	1 hour 26 minutes
April 30, 2024	9:00 a.m. – 11:27 a.m.	2 hours 27 minutes

[15] Bold denotes in-person Board meetings.

8

9 May 16, 2024 Scheduled 12:30 p.m. – 2:30 p.m. No minutes (to indicate actual length of meeting) July 15, 2024 1:30 p.m. – 1:42 p.m. 12 minutes 30. Moreover, as noted in the table above, from July 12, 2023 to July 15, 2024, six meetings of the full Board had a duration of less than two hours. 31. Given the wide range of issues facing even a typical public company’s board, and the complexity of those issues, I believe that such short meetings may be insufficient for a board to adequately review all pertinent information and freely deliberate on key board decisions. 32. The short length of Masimo’s Board meetings, in particular, is problematic considering the critical issues the company has faced over the last year, which I understand include, at a minimum: (i) an unprecedented decline in the Company’s revenues that led to an approximate 50% decline in the Company’s share price, (ii) a process to sell the whole company, (iii) a potential spin-off of Masimo’s consumer audio business, (iv) a potential joint venture transaction, (v) receipt of a subpoena from the United States Department of Justice (“DOJ”), 16 (vi) receipt of a civil investigative demand from the DOJ, 17 (vii) receipt of a subpoena from the United States Securities & Exchange Commission (“SEC”), 18 and (viii) stockholder litigation. 33. Furthermore, I understand that the Board both delayed Masimo’s 2024 annual meeting of stockholders, and decided to commence this action against two of its own directors, in just one meeting that lasted a mere 12 minutes. It is difficult to believe that the Board could have adequately considered, debated, and 16 See Masimo Corp., Quarterly Report (Form 10-Q) (May 7, 2024). 17 Id. 18 Id. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 10 of 47 Page ID #:8758

10 decided such significant issues in just 12 minutes, raising serious questions about whether Masimo’s directors who participated in those decisions were acting in a manner consistent with their duties as directors. II. Director Onboarding 34. In fulfilling their responsibilities, directors of a Delaware corporation, like Masimo, are charged with a fiduciary duty to the corporation and its shareholders. 19 In particular, directors owe a duty of care, which requires them to inform themselves “prior to making a business decision, of all material information reasonably available to them.”20 35. Considering their duty of care, and the range and complexity of issues a public company director faces, a new director joining the board has a steep learning curve. Therefore, it is critically important to bring a new director “up to speed” quickly so they can contribute to board discussion in a meaningful manner and be fully informed in carrying out their fiduciary duties. 36. Director onboarding typically occurs within the first 30 days of a director joining a board and is led by the board’s chairperson.21 37. The first step is a “day or two of meetings with the management team and a full library of reading materials.”22 With respect to the latter, the new director should be provided with pre-read materials well in advance of the first board meeting, consisting of governing and other background documents, such as: (i) the prior 12 months’ board materials and minutes; (ii) strategic plans; (iii) financial reports, including the annual report, budgets and projections; (iv) capital 19 Guth v. Loft, 5 A.2d 503, 510 (Del. 1939). 20 Smith v. Van Gorkom, 488 A.2d 858, 872 (Del. 1985). 21 Stanislav Shekshnia, “How to Be a Good Board Chair,” Harvard Business Review Vol. 96 (Mar/Apr 2018), available at: https://hbr.org/2018/03/how-to-be-a-good-board-chair 22 Spencer Stuart, New Director Onboarding: 5 Recommendations for Enhancing Your Program (Sept. 2018), available at: https://www.spencerstuart.com/research-and-insight/new-director-onboarding Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 11 of 47 Page ID #:8759

11 strategies, resources and covenants, including lines of credit and longer-term credit facilities; (v) risk profile, including how the board views sector and company risk and how management assesses, presents and articulates risk; (vi) regulatory, legal and governance issues; and (vii) key customers, opportunities and vulnerabilities.23 38. The new director also should meet with “key business executives and functional leaders, including finance, marketing, information technology, human resources, legal, investor relations, internal audit and other key areas” for presentations on topics including: (i) the company’s business model, current objectives and projections, and long range plan; (ii) industry insights; (iii) company operations, operational challenges and underlying infrastructure; (iv) material risks; and (v) regulatory, legal, and governance issues.24 39. Onboarding specific to committee assignments is typically carried out in addition to the onboarding described above. For example, if a director is on the audit committee, they would typically meet with the Chief Financial Officer, the Chief Accounting Officer and/or treasurer, and the head of internal audit. These sessions would cover a number of topics, including the company’s financial statements and earnings trends, risk management, and the financial reporting process and internal controls. 25 40. After directors Quentin Koffey and Michelle Brennan were elected to Masimo’s Board, the typical onboarding processes noted above were not followed 23 Id. 24 Id. See also Cindie Jamison and Jennifer W. Christensen, “How to Build a Successful Director Onboarding Program,” NACD Directorship Vol 49 (July 1, 2023), available at: https://www.nacdonline.org/all-governance/governance-resources/directorship-magazine/summer-2023- issue/how-to-build-successful-director-onboarding-program/. 25 KPMG Audit Committee Institute, “New Audit Committee Member/Director Onboarding,” (2022), available at: https://kpmg.com/kpmg-us/content/dam/kpmg/boardleadership/pdf/2023/new-audit-committee-member-onboarding.pdf; and Paula Loop, “How to Get First-Time Audit Committee Members Up to Speed,” NACD Online (April 16, 2019), available at: https://www.nacdonline.org/all-governance/governance-resources/directorship-magazine/online-exclusives/how-to-get-first-time-audit-committee-members-up-to-speed/. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 12 of 47 Page ID #:8760

12 (though Mr. Koffey and Ms. Brennan expected the appropriate onboarding process would be carried out). Specifically, on July 11, 2023, Mr. Koffey wrote that he and Ms. Brennan had an 26 41. Based on my review of documents provided by counsel, Mr. Koffey and Ms. Brennan made constructive requests to their fellow board members, including Chairman Joe Kiani, regarding information they considered important to understanding the activities and performance of the company in fulling their new roles as board members of Masimo. 27 Those requests were extensive but not unreasonable or excessive. In fact, they were consistent with the best practices discussed above. 42. Mr. Kiani’s response to those requests, which states that responding to requests for information from Board members is is not conducive to fostering a constructive working relationship or generating trust between the new board members and management. 28 Nor is his following response typical of the interaction between a chairman and new independent directors: 29 43. Ms. Brennan’s January 4, 2024 email to Mr. Kiani states that, as of that date, which was almost six months after Ms. Brennan had joined the Board, the only onboarding Ms. Brennan had received was 26 MASI_00002747. 27 POLITAN_0006933, POLITAN_0010051. 28 POLITAN_0010051. 29 POLITAN_0010051. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 13 of 47 Page ID #:8761

13 30 That falls far short of best practices, especially for a complex technology company, particularly one that is dealing with performance concerns. III. Information Flow to Directors 44. Delaware courts have made clear that “a sitting director is entitled to unfettered access to the books and records of the corporation for which he sits.”31 Indeed, “perhaps the most fundamental right is [a director’s] ability to participate in the board’s collective deliberations and any resulting exercise of its power and authority over the business and affairs of the corporation.”32 This right of “unfettered access” to company information is sacrosanct, and for good reason. 45. Directors owe fiduciary duties to the corporation, and they must be permitted access to the information they conclude is necessary for them to fulfill those duties. As such, directors are entitled to expect that the information they need to fulfill their duties will be provided to them and, if it is not, to request such information from management.33 46. Information “is the lifeblood of a board.”34 Neither management nor the chairperson of the board should impede the legitimate flow of information to the board.35 Indeed, given that the board is largely dependent on company management for information, it is imperative that companies set up appropriate 30 POLITAN_0010051. 31 Kortum v. Webasto Sunroofs, Inc., 769 A.2d 113, 118 (Del. Ch. 2000). 32 Sinchareonkul v. Fahnemann, 2015 WL 292314, at *5 (Del. Ch. Jan. 22, 2015). 33 Gunster, “Maintaining proper communication between boards and management,” (July 1, 2015), available at: https://gunster.com/2015/07/maintaining-proper-communication-between-boards-and-management/. 34 Id. 35 Sidley Austin, “Corporate Officers’ Role in Corporate Governance: What Officers Need to Know,” Insights (May 31, 2023), available at: https://www.sidley.com/en/insights/publications/2023/05/corporate-officers-role-in-corporate-governance-what-officers-need-to-know; see also Liam McGee, “CEOs, Stop Trying to Management the Board,” Harvard Business Review (April 24, 2015), available at: https://hbr.org/2015/04/ceos-stop-trying-to-manage-the-board. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 14 of 47 Page ID #:8762

14 processes to ensure that the board receives all relevant information, including bad news, as well as good news, in a timely manner.36 47. Company management is expected to establish a structure that ensures appropriate and timely information flow to the board, particularly as it relates to material items. It is important that the full board receive adequate information at all times, but especially so during periods of business underperformance, material transactions, or regulatory inquiries so that directors can properly oversee the company and management.37 48. While management can and should establish a structure that ensures appropriate information flow to the board, it is not permitted to act as a gatekeeper that decides what information the board is allowed to receive. If the information structure set up by management is inadequate, the board is entitled to request changes and improvements to the structure to ensure it receives all the information it needs, in a timely manner.38 Effective boards “are rooted in the diligent design and maintenance of reliable and efficient information practices that provide timely access to the highest-quality information.”39 36 Gunster, “Maintaining proper communication between boards and management,” (July 1, 2015), available at: https://gunster.com/2015/07/maintaining-proper-communication-between-boards-and-management/. 37 Paula Loop, “How to Get First-Time Audit Committee Members Up to Speed,” NACD Online (April 16, 2019), available at: https://www.nacdonline.org/all-governance/governance-resources/directorship-magazine/online-exclusives/how-to-get-first-time-audit-committee-members-up-to-speed/. 38 Ernst & Young, “How To Achieve Enduring Board Effectiveness: Pillar 2: Information Infrastructure,” (July 2022), available at: https://www.ey.com/content/dam/ey-unified-site/ey-com/en-us/campaigns/board-matters/documents/ey-cbm-how-to-achieve-enduring-board-effectiveness.pdf; see also LK Klein, Emily Earl, and Dorian Cundick, “Reducing Information Overload in Your Organization,” Harvard Business Review (May 1, 2023), available at: https://hbr.org/2023/05/reducing-information-overload-in-your-organization. 39 Id. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 15 of 47 Page ID #:8763

15 49. Similarly, directors are entitled to request meetings with members of the senior management team if they anticipate that the information received in such a meeting will help them fulfill their fiduciary duties to shareholders.40 50. It is also reasonable for directors to carry out their own due diligence on issues impacting the company if the director deems this information important to the fulfillment of their fiduciary duties. For example, it is reasonable for a director to seek information from current or former company employees, industry participants, analysts, or other stakeholders, especially where adequate information is not provided by company management. 51. In my opinion, based on the information I have reviewed, information flow from Masimo’s management to the Board in general, and Mr. Koffey and Ms. Brennan in particular, was restricted in ways inconsistent with the principles set forth above. 52. For instance, as discussed above, it appears that Mr. Kiani prevented the flow of information to the Board by playing a gatekeeping role in response to requests for information by Mr. Koffey and Ms. Brennan, stating that gathering the information was 41 53. In addition, I understand that the Company received a civil investigative demand from the DOJ on March 25, 2024 and a subpoena from the SEC on March 26, 2024 but the Board was not notified until April 30, 2024, nearly six weeks later.42 That is entirely inconsistent with the principle that the board 40 David R. Beatty, “Field Visits by Directors,” Harvard Law School Forum on Corporate Governance (February 15, 2018), available at: https://corpgov.law.harvard.edu/2018/02/15/field-visits-by-directors; see also Mark Suster, “Should All of Your Management Team Attend Board Meetings?” Both Sides of the Table (February 21, 2019), available at: https://bothsidesofthetable.com/should-all-of-management-attend-board-meetings-f73213b1da13. 41 POLITAN_0010051. 42 Masimo Corp., Politan Preliminary Proxy Statement (Schedule 14A) (June 20, 2024) at 14. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 16 of 47 Page ID #:8764

16 should be notified immediately if a company receives a subpoena from a regulator.43 54. An especially interesting example of these improper restrictions is illustrated by the testimony from Bob Chapek that is quoted and discussed in Masimo’s preliminary injunction papers regarding Mr. Koffey’s and Ms. Brennan’s request to meet with the head of U.S. sales.44 The papers state that Mr. Chapek testified that “the Board had ample access to management and, in fact, the bosses to whom the head of U.S. sales reports met with the Board.”45 According to Chapek, “I had never seen in my three years of being on the Disney board a board member asking for that much that specific of information, and that detailed level of information.”46 55. In this situation, Mr. Koffey and Ms. Brennan asked for relevant information from an operating executive who they viewed as the primary and best source of that information, which clearly is something that board members have a right to request in fulfilling their fiduciary duties. Despite the explicit request by two board members to meet with the head of U.S. sales, it appears that this request was denied. In my opinion, it is completely inappropriate for other members of Masimo’s Board or management to restrict access to the information that Mr. Koffey and Ms. Brennan sought to obtain from speaking with the head of U.S. sales. 56. In stark contrast to the situation at Masimo, many well-managed and successful companies provide unfettered access to operating information and low-43 James Parkinson and John Kromer (Orrick”) “How to Respond to a Subpoena: 10 Things You Should Do Immediately,” BloombergLaw (April 17, 2012), available at: https://www.orrick.com/en/Insights/2012/04/How-to-Respond-to-a-Subpoena-10-Things-You-Should-Do-Immediately. 44 Masimo Injunction Brief at 7-8. 45 Id. 46 Id. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 17 of 47 Page ID #:8765

17 level operating executives. For example, Netflix provides extensive data to all directors and permits directors to attend annual strategy and budget meetings, alongside operating executives.47 Similarly, Home Depot has a policy that requires directors to visit at least four of its stores each year alongside members of the senior leadership team in order to observe store operations, interact with associates and customers, and stay informed about company initiatives at the store level.48 IV. Budget Planning and Review 57. A company’s board plays a vital role in reviewing and approving the budget for the upcoming fiscal year.49 58. Corporations that have a fiscal year ending December 31 typically follow an annual budget cycle: a. Early Fall: Priorities for the following year are discussed and confirmed; b. Late Fall: Management circulates a draft budget, which is discussed by the board; c. Early New Year: Final budget is circulated by management and approved by the board. 47 David F. Larcker and Brian Tayan, “Netflix Approach to Governance: Genuine Transparency with the Board,” Stanford Closer Look Series (May 2018), available at: https://www.gsb.stanford.edu/faculty-research/publications/netflix-approach-governance-genuine-transparency-board. 48 The Home Depot, “Corporate Governance Guidelines of The Home Depot, Inc. Board Of Directors, Item 12. Director Engagement, Continuing Education and Orientation,” (November 19, 2020), available at: https://ir.homedepot.com/~/media/Files/H/HomeDepot-IR/documents/governance-documents/2020/Corporate%20Governance%20Guidelines%20Nov%202020.pdf. 49 Bedford Consulting, “The Nine Stages of Budgeting,” available at: https://bedfordconsulting.com/the-nine-stages-of-budgeting-including-5-often-overlooked-areas/; see also Business Roundtable, “Principles of Corporate Governance,” Item II: Key Responsibilities of the Board of Directors and Management, Board of Directors,” Harvard Law School Forum on Corporate Governance (September 8, 2016), available at: https://corpgov.law.harvard.edu/2016/09/08/principles-of-corporate-governance. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 18 of 47 Page ID #:8766

18 d. Throughout the Year: Management provides timely updates on progress relative to the budget. The board approves deviations from the budget as needed.50 59. The budget includes details and justification for the company’s spending plans for the next fiscal year. Important line items, such as research and development investments (R&D), sales, general, and administrative expenses (SG&A), and cost of goods sold (COGS) are disaggregated to enable directors to understand the justification for each of those line items. The purpose of providing breakdowns is to inform the board of specific factors that drive spending and cause any deviations from budget. An understanding of this information is critically important for the board’s evaluation of company and management performance.51 60. Based on the documents provided to me, the Masimo Board was not presented with any documents during board meetings that contain all the information I would expect to see in a company budget. In my view, the information that was provided to the Board did not meet the quality standards a director at a company of Masimo’s size should expect to receive. 61. For instance, at a Board meeting on February 13, 2024, presentations were given to the Board on Masimo’s consumer and professional health business segments.52 Those presentations included information on However, those presentations contained very little information about capital investment and research and development expenditures or about how proposed levels of expenditures will allow 50 Brandon Pfeffer, “Introduction to Corporate Budgeting,” LinkedIn (May 6, 2022), available at: https://www.linkedin.com/pulse/introduction-corporate-budgeting-brandon-pfeffer-cma/. 51 Frank Kundeya, “Here are 3 must-know terms to manage your company costs (COGS, OPEX AND SG&A),” LinkedIn (January 28, 2024) available at: https://www.linkedin.com/pulse/here-3-must-know-terms-manage-your-company-costs-cogs-frank-kundeya-23brf/. 52 POLITAN_0012554; POLITAN_0012573. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 19 of 47 Page ID #:8767

19 the Company to meet target performance levels in expected outcomes in future years (i.e., how the investments are expected to produce future improvements in market share, revenue, profits, and shareholder value). The presentations do not link investment decisions directly to the Company’s strategy. In sum, while the presentations contain useful financial information, they do not include the type/data and analysis that I would expect to see in a proposed budget being presented for approval by a board of directors. 62. The financial update provided at the same February 13, 2024 Board meeting also does not provide the detailed financial and non-financial information that I would expect a board to receive when conducting a rigorous assessment of the budget being considered for approval.53 Instead, it merely .. In fact, this presentation is almost entirely the same as a presentation that was publicly released to shareholders two weeks later with earnings, demonstrating that it was a presentation for shareholders regarding fourth quarter results and 2024 guidance and not, in fact, a budget. 63. The materials from October 2023, taken together, provide some information that I would consider to be useful for purposes of budget approval, including .. 54 However, those materials also are not a budget. They are long-term financial projections for purposes of .. These projections are part of a one-time and not part of an annual budgeting process. 53 POLITAN_0012456. 54 MASI_00009403; MASI_00007131; POLITAN_0008092. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 20 of 47 Page ID #:8768

20 64. In summary, none of the materials that Masimo has asserted constitute its “budget,” reflect the hallmarks of what would be considered a budget according to industry practice. V. Board Review of Special Situations 65. A company’s board plays a central role in the review and oversight of special situations that may arise in the existence of a company, including (i) material corporate transactions, such as mergers and acquisitions, spinoffs, and joint ventures; (ii) related-party transactions; and (iii) other extraordinary circumstances. Corporate Transactions (merger and acquisitions, spinoffs, joint ventures, etc.) 66. When a company’s management is evaluating a potentially material transaction, it has an obligation to “to inform and involve the board early and often.”55 Indeed, “board involvement should begin well before any M&A transaction appears on the horizon.”56 67. Regardless of the structure of a contemplated transaction, or whether it is friendly or hostile, the board plays a critical oversight role. The board has a duty to evaluate any such transaction to determine whether it is in the best interests of the company and its shareholders, and thus whether to pursue or reject it. 57 “Informed board deliberation and a process untainted by conflict are key.”58 68. Many public M&A deals over $100 million result in legal challenge alleging breach of fiduciary duty by one or more directors—thus, while such 55 Holly J. Gregory, “The Board’s Role in M&A Transactions,” Sidley Austin (May 2014), available at: https://www.sidley.com/~/media/files/newsinsights/publications/2014/05/the-boards-role-in-ma-transactions/files/view-article/fileattachment/the-boards-role-in-ma-transactions--may-2014.pdf 56 Id. 57 Id. 58 Id. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 21 of 47 Page ID #:8769

21 challenges have a high success rate for defendant directors and companies, “it is critical that the process the board follows during its consideration of an M&A transaction is sound.”59 69. Once the board understands management’s rationale for a potential transaction and how it fits with the company’s overarching strategy, it should engage in ongoing discussions with management to fully understand how the transaction will impact shareholders, customers, employees, and other stakeholders.60 As such, the board (or a committee convened by the board to specifically oversee the transaction) is expected to meet (in person or by telephone) on a regular basis to receive updates from management and advisors retained by management. Related-Party Transactions 70. Related-party transactions involving a company’s CEO or other members of company management present inherent conflicts of interest. Given those inherent conflicts, oversight of related-party transactions should be conducted by a special committee of the board comprised entirely of independent directors.61 71. Where a special committee is properly deployed, the committee should exclude anyone with a direct or indirect interest in the transaction, and the committee should engage its own unconflicted legal and financial advisors. 62 “The 59 Id. 60 Maria Castañón Moats and Leah Malone, “What Boards Need to Know Before, During, and After an Acquisition,” Harvard Law School Forum on Corporate Governance (August 17, 2021), available at: https://corpgov.law.harvard.edu/2021/08/17/what-boards-need-to-know-before-during-and-after-an-acquisition/. 61 Andrew R. Brownstein, Benjamin M. Roth, and Elina Tetelbaum, “Use of Special Committees in Conflict Transactions,” Harvard Law School Forum on Corporate Governance (September 23, 2019), available at: https://corpgov.law.harvard.edu/2019/09/23/use-of-special-committees-in-conflict-transactions/. 62 Id. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 22 of 47 Page ID #:8770

22 committee should also be provided full negotiating power, including the power to reject the proposed transaction. It should be constituted early in the process, before any material transaction terms are agreed to, and have access to all relevant material information regarding the company and the proposed transaction.”63 72. The chair of a special committee “assumes primary responsibility for interfacing with various legal, financial, and other professionals that have been retained by the special committee, as well as with company management.”64 73. In evaluating a related-party transaction, the special committee should consider not only whether to approve or reject the proposed transaction but also any alternatives to the proposed transaction. The board should, as in all circumstances, base its final decision on what is in the best interest of shareholders.65 Extraordinary Circumstances 74. The subjects falling within the purview of public company board of director oversight have grown to encompass virtually any subject that an investor, stakeholder or other party raises as being potentially important to a company.66 Boards are expected to have processes in place that alert them to new risks or 63 Id. 64 Frank M. Placenti (Squire and Sanders), “Fifteen Tips for Effectively Chairing a Special Committee,” available at: https://www.squirepattonboggs.com/~/media/files/insights/publications/2013/02/fifteen-tips-for-effectively-chairing-a-special- __/files/fifteentipsforeffectivelychairingaspecialcommittee/fileattachment/fifteentipsforeffectivelychairing aspecialcommittee.pdf. 65 Scott V. Simpson and Katherine Brody, “The Evolving Role of Special Committees in M&A Transactions: Seeking Business Judgment Rule Protection in the Context of Controlling Shareholder Transactions and Other Corporate Transactions Involving Conflicts of Interest,” The Business Lawyer Vol. 69, (August 2014), available at: https://www.skadden.com/-/media/files/publications/2014/08/the-evolving-role-of-special-committees.pdf. 66 Peter A. Atkins, Marc S. Gerber, and Kenton J. King (Skadden Arps), “Directors’ Oversight Role Today: Increased Expectations, Responsibility and Accountability—A Macro View,” Harvard Law School Forum on Corporate Governance (May 10, 2021), available at: https://corpgov.law.harvard.edu/2021/05/10/directors-oversight-role-today-increased-expectations-responsibility-and-accountability-a-macro-view/. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 23 of 47 Page ID #:8771

23 special situations that require their oversight; this includes issues that do not fall squarely under the purview of any standing committee.67 75. If a crisis occurs that threatens the performance, operations, financial results, or reputation of the company, it is expected that independent directors will be apprised of, and in a position to address, these circumstances.68 That would include topics such as cyber breaches, ransomware, problems in the supply chain, liquidity issues for major customers, etc. 76. Boards must ensure that management is ready to handle a crisis— before, during, and after it occurs—whatever the crisis event might be.69 Masimo’s Board 77. Masimo has considered a number of material transactions in the past year since Mr. Koffey and Ms. Brennan joined the Board, including (i) a process to sell the whole company, (ii) a potential spin-off of Masimo’s consumer business, (iii) a potential joint venture transaction. Based on my review of relevant materials, it is my opinion that the process employed at Masimo to consider those transactions is not consistent with the governance principles discussed above, in that the full Board was not updated in a timely manner on material developments and management made commitments prior to receiving Board approval and without the input of either the full Board or the Special Committee (defined below). 67 Id. 68 Pwc, “Being prepared for the next crisis: The board’s role,” (September 2022), available at: https://www.pwc.com/us/en/governance-insights-center/publications/assets/pwc-being-prepared-for-the-next-crisis-the-boards-role.pdf; see also Mark Watson, “Crisis Preparedness and Management - A Guide for Directors,” LinkedIn (September 13, 2023), available at: https://www.linkedin.com/pulse/crisis-preparedness-management-guide-directors-mark-watson/. 69 Pwc, “Being prepared for the next crisis: The board’s role,” (September 2022), available at: https://www.pwc.com/us/en/governance-insights-center/publications/assets/pwc-being-prepared-for-the-next-crisis-the-boards-role.pdf Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 24 of 47 Page ID #:8772

24 78. Two examples are instructive. First, I understand that Masimo’s Board met on June 24, 2023, just two days before Mr. Koffey and Ms. Brennan were elected, at a time when preliminary vote results were already available, and delegated authority to management to explore a sale of the Company.70 Masimo’s preliminary injunction papers state that Mr. Koffey and Ms. Brennan were adequately informed about the “strategic alternative review process, which included a potential sale of the whole Company” because they had an hourlong Zoom meeting with the Company’s lead banker on August 1, 2023.71 79. In my opinion, that position is contrary to established corporate governance principles. When management of a public company is running an active sale process, it is typical for directors to be updated nearly weekly or more and to be kept apprised of which potential bidders are engaged in discussions, as a well-functioning board would exercise diligent oversight of the sale process. No such updates appear to have taken place at Masimo, and a single one-hour update more than a month after the process had commenced is clearly insufficient. 80. Second, on February 13, 2024, Masimo’s Board adopted resolutions establishing a special committee (the “Special Committee”) and delegating to the Special Committee the “full power and authority of the Board” to explore and evaluate a potential transaction involving the separation of the Company’s non-healthcare consumer products business (the “Spin-Off”) and any alternatives to that transaction.72 81. Nevertheless, it appears that on March 20, 2024, while the Special Committee was still in existence, Masimo entered into a non-disclosure agreement with a potential counterparty to explore a joint venture transaction (“JV”), without 70 Glass, Lewis & Co., LLC, Proxy Paper, Masimo Corp., at 15. 71 Masimo Preliminary Injunction Brief at 24-25. 72 MASI_00032601. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 25 of 47 Page ID #:8773

25 either the Special Committee or the Board being informed beforehand.73 The Board was not informed of the non-disclosure agreement at a meeting held two days later either. 74 82. In fact, based on documents I have reviewed, it appears that certain of Masimo’s Board members (Mr. Koffey, the chair of the Special Committee, former director Rolf Classon, and Ms. Brennan) were surprised to find out through a Wall Street Journal article, on March 25, 2024, that Masimo was even in discussions regarding a potential JV, let alone that a non-disclosure agreement had been executed.75 83. I have also been made aware that Mr. Kiani .. 76 84. On May 7, 2024, Mr. Kiani signed a non-binding term sheet with the JV counterparty. 77 It appears that Mr. Koffey and Ms. Brennan were not informed of the terms of this agreement, or even the name of the counterparty, until almost a week later, on May 13, 2024. 78 85. In my opinion, it was wholly improper as a matter of corporate governance for Masimo’s management to negotiate a JV and sign both a nondisclosure agreement and a term sheet with the potential JV counterparty while the Special Committee was still in existence and had the authority to explore and evaluate both a Spin-Off and alternative transactions. It was also improper, and 73 MASI_00000972-74; MASI_00000644. 74 POLITAN_0016614, at 16632; POLITAN_0015537; POLITAN_0015537, at 15538. 75 POLITAN_00900699 – 710. 76 MASI_00008700. 77 POLITAN_0019344, at 19347-53. 78 POLITAN_0019344. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 26 of 47 Page ID #:8774

Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 27 of 47 Page ID #:8775

APPENDIX A CURRICULUM VITAE DAVID F. LARCKER HOME ADDRESS: OFFICE: 38495 Stucker Mesa Road Knight Management Center Hotchkiss, Colorado 81419 Stanford University Graduate School of Business 655 Knight Way Stanford, CA 94305–7298 dlarcker@.stanford.edu (650) 725–6159 EDUCATION: Ph.D. University of Kansas, 1978 Major: Accounting Dissertation: Strategic Decision Processes and Implications for the Design of Accounting Information Systems M.S. University of Missouri – Rolla, 1974 Major: Engineering Management Master's Thesis: A Training Simulation for Rural Electric Cooperative Management B.S. University of Missouri – Rolla, 1972 Major: Mechanical Engineering Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 28 of 47 Page ID #:8776

TEACHING POSITIONS: 2006 – present James Irvin Miller Professor of Accounting (Emeritus, 2020) Graduate School of Business Stanford University Director of the Corporate Governance Research Initiative Senior Faculty, The Rock Center for Corporate Governance Distinguished Visiting Fellow at the Hoover Institution 2005 – 2006 Professor of Accounting Graduate School of Business Stanford University 1985 – 2005 Ernst & Young Professor of Accounting The Wharton School University of Pennsylvania 1984 – 1985 Professor of Accounting and Information Systems, J. L. Kellogg Graduate School of Management Northwestern University 1981 – 1984 Associate Professor of Accounting and Information Systems, J. L. Kellogg Graduate School of Management Northwestern University 1978 – 1981 Assistant Professor of Accounting and Information Systems, J. L. Kellogg Graduate School of Management Northwestern University OTHER: Coopers and Lybrand Research Fellow, 1979–1980. Hay Group Faculty Research Fellow, 1981–1984. American Accounting Association Doctoral Consortium Faculty, 1984, 1988, 1989, 1994, 1995, 1997, 2000, 2003, 2005. Big Ten Doctoral Consortium Faculty, 1985 and 1992. Pac Ten Doctoral Consortium Faculty, 2000. Hay Group Academic Advisory Council, 1986–1988. FASB Task Force Member on Accounting for Executive Stock Options, 1993–1996. FASB Options Valuation Group Member, 2003. American Accounting Association Distinguished Visiting International Lecturer, 1993 Coopers & Lybrand Accounting Academics Advisory Group, 1994–1998. Advisory Board of the American Customer Satisfaction Index, 1995–1997. Steering Committee for the Business Reporting Research Project of the Financial Accounting Standards Board, 1998–2000. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 29 of 47 Page ID #:8777

AWARDS: Notable Contribution to Managerial Accounting Research, 2001 Distinguished Service to Stanford Ph.D. Students Award, 2010 NACD Directorship 100, 2012 European Corporate Governance Institute (ECGI), 2018 Davis Faculty Award, 2022 Honorary Doctorate Copenhagen Business School, 2022. Journal of Financial Economics, Jensen Prize, 2022. RESEARCH INTERESTS: Executive Compensation Corporate Governance Managerial Accounting Applied Econometrics TEACHING INTERESTS: Corporate Governance, Managerial Accounting, and Applied Econometrics EDITORIAL REVIEW BOARDS: The Accounting Review 1979–1983, 1990–1994, 2008–2010 Journal of Accounting and Economics, 1985–2021 Journal of Accounting Research, 1987–2020 Journal of Management Accounting Research, 1988–2001 Administrative Science Quarterly, 1994–1997 Accounting, Organizations and Society, 1996–present Journal of Accounting and Public Policy, 2002–2018 Journal of Applied Corporate Finance, Advisory Board, 2004–present MEMBERSHIPS: American Accounting Association PRIOR EMPLOYMENT: August, 1972 – August, 1973 Engineer Southwestern Bell Telephone Company Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 30 of 47 Page ID #:8778

BOARDS OF DIRECTORS: Wells Fargo Funds, 2008-2020 Allspring Global Investments, 2020 - present PUBLICATIONS: Books: D.F. Larcker and B. Tayan, The Art and Practice of Corporate Governance (2023). D.F. Larcker and B. Tayan, Corporate Governance Matters: A Closer Look at Organizational Choices and Their Consequences, 3nd Edition (Upper Saddle River, NJ: Pearson FT Press, 2021). D.F. Larcker and B. Tayan, A Real Look at Real World Corporate Governance (2013) Articles: 1. Gordon, L. A., D. F. Larcker, and F. D. Tuggle, "Information Impediments to the Use of Sophisticated Capital Budgeting Models," Omega, Vol. 7, No. 1 (1979), pp. 67–74. 2. Gordon, L. A., D. F. Larcker, and F. D. Tuggle, "Strategic Decision Processes and the Design of Accounting Information Systems: Conceptual Linkages," Accounting, Organizations and Society, Vol. 3, No. 3/4 (May, 1978), pp. 203–213. 3. Larcker, D. F., L. A. Gordon, and G. Pinches, "Testing for Market Efficiency: A Comparison of the Cumulative Average Residual Methodology and Intervention Analysis," Journal of Financial and Quantitative Analysis, Vol. 15, No. 2 (June, 1980), pp. 267–287. 4. Larcker, D. F. and V. P. Lessig, "Perceived Usefulness of Information: A Psychometric Examination" Decision Sciences, Vol. 11, No. 1 (January, 1980), pp. 121–134. 5. Fornell, C. and D. F. Larcker, "The Use of Canonical Correlation Analysis in Accounting Research," Journal of Business Finance and Accounting, Vol. 7, No. 3 (Autumn, 1980), pp. 455–473. 6. Fornell, C. and D. F. Larcker, "Evaluating Structural Equation Models with Unobservable Variables and Measurement Error," Journal of Marketing Research, Vol. 18, No. 1 (February, 1981), pp. 39–50. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 31 of 47 Page ID #:8779

7. Larcker, D. F., "The Perceived Importance of Selected Information Characteristics for Strategic Capital Budgeting Decisions," The Accounting Review, Vol. 56, No. 3 (July, 1981), pp. 519–538. 8. Bagozzi, R. P., C. Fornell, and D. F. Larcker, "Canonical Correlation Analysis as a Special Case of a Linear Structural Relations Model," Multivariate Behavioral Research, Vol. 16, No. 4 (October, 1981), pp. 437–454. 9. Larcker, D. F. and V. P. Lessig, "An Examination of the Linear and Retrospective Process Tracing Approaches to Judgment Modeling, The Accounting Review, Vol. 58, No. 1 (January, 1983), pp. 58–77. 10. Ferris, K. R. and D. F. Larcker, "Explanatory Variables of Auditor Performance in a Large Public Accounting Firm," Accounting Organizations and Society, Vol. 8, No. 1 (March, 1983), pp. 389–404. 11. Hillmer, S. C., D. F. Larcker, and D. A. Schroeder, "Forecasting Accounting Data: A Multiple Time Series Analysis," Journal of Forecasting, Vol. 2, No. 4 (October/December, 1983), pp. 389–404. 12. Larcker, D. F. and L. Revsine, "The Oil and Gas Accounting Controversy: An Analysis of Economic Consequences," The Accounting Review, Vol. 53, No. 4 (October, 1983), pp. 706–732. 13. Larcker, D. F., "The Association Between Performance Plan Adoption and Corporate Capital Investment," Journal of Accounting and Economics, Vol. 5, No. 1 (April, 1983), pp. 3–30. 14. Lambert, R. A. and D. F. Larcker, "Golden Parachutes, Executive Decision– Making, and Shareholder Wealth," Journal of Accounting and Economics, Vol. 7, No. 1–3 (April, 1985), pp. 179–203. 15. Larcker, D. F. "Short–Term Compensation Contracts and Executive Expenditure Decisions: The Case of Commercial Banks," Journal of Financial and Quantitative Analysis, Vol. 22, No. 1 (March, 1987), pp. 33–50. 16. Larcker, D. F. and T. Lys, "An Analysis of the Incentives to Engage in Costly Information Acquisition: The Case of Risk Arbitrage," Journal of Financial Economics, Vol. 18, No. 1 (March, 1987), pp. 111–126. 17. Lambert, R. A. and D. F. Larcker, "Executive Compensation Effects of Large Corporate Acquisitions," Journal of Accounting and Public Policy, Vol. 6, No. 4 (Winter, 1987), pp. 231–243. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 32 of 47 Page ID #:8780

18. Lambert, R. A. and D. F. Larcker, "An Analysis of the Use of Accounting and Market Measures of Performance in Executive Compensation Contracts," Journal of Accounting Research, Vol. 25 (Supplement, 1987), pp. 85–125. 19. Defeo, V. J., R. A. Lambert, and D. F. Larcker, "An Analysis of the Executive Compensation Effects of Equity–for–Debt Swaps," The Accounting Review, Vol. 54, No. 2 (April, 1989), pp. 201–227. 20. Lambert, R. A. and D. F. Larcker, "Estimating the Marginal Cost of Operating a Service Department when Reciprocal Services Exist," The Accounting Review, Vol. 54, No. 3 (July, 1989), pp. 449–467. 21. Lambert, R. A., Lanen, W. N., and D. F. Larcker, "Executive Stock Option Plans and Corporate Dividend Policy," Journal of Financial and Quantitative Analysis, Vol. 2, No. 4 (December, 1989), pp. 409–425. 22. Lambert, R. A., D. F. Larcker, and R. E. Verrecchia, "Portfolio Considerations in the Valuation of Executive Compensation," Journal of Accounting Research, Vol. 29, No. 1 (Spring, 1991), pp. 129–149. 23. Janakiraman, S. N., R. A. Lambert, and D. F. Larcker, "An Empirical Analysis of the Relative Performance Evaluation Hypothesis," Journal of Accounting Research, Vol. 30, No. 1 (Spring, 1992), pp. 53–69. 24. Lanen, W. N. and D. F. Larcker, "Executive Compensation Contract Adoption in the Electric Utility Industry," Journal of Accounting Research, Vol. 30, No. 1 (Spring, 1992), pp. 70–93. 25. Holthausen, R. W. and D. F. Larcker, "The Prediction of Stock Returns Using Financial Statement Information," Journal of Accounting and Economics, Vol. 15, No. 2/3 (June/September, 1992), pp. 373–411. 26. Lambert, R. A., D. F. Larcker, and K. Weigelt, "The Structure of Organizational Incentives," Administrative Science Quarterly, Vol. 38, No. 3 (September, 1993), pp. 438–461. 27. Holthausen, R. W., D. F. Larcker, and R. G. Sloan, "Annual Bonus Schemes and the Manipulation of Earnings," Journal Accounting and Economics, Vol.19, No. 1 (February, 1995), pp. 29–74. 28. Lambert, R. A. and D. F. Larcker, "The Prospective Payment System, Hospital Efficiency, and Compensation Contracts for Senior–Level Hospital Administrators," Journal of Accounting and Public Policy, Vol. 14, No. 1. (Spring, 1995), pp. 1–31. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 33 of 47 Page ID #:8781

29. Holthausen, R. W., D. F. Larcker, and R. G. Sloan, "Business Unit Innovation and the Structure of Executive Compensation," Journal Accounting and Economics, Vol. 19, No. 2 & 3 (March–May, 1995), pp. 279–313. 30. Baiman, S., D. F. Larcker, M. V. Rajan, "Organizational Design for Business Units," Journal of Accounting Research, Vol. 33, No. 2 (Autumn, 1995), pp. 205– 229. 31. Ittner, C. D. and D. F. Larcker, "Total Quality Management and the Choice of Information and Reward Systems," Journal of Accounting Research, Vol. 33 (Supplement, 1995), pp. 1–34. 32. Holthausen, R. W. and D. F. Larcker, "The Financial Performance of Reverse Leveraged–Buyouts," Journal of Financial Economics, Vol. 42, No. 3 (November, 1996), pp. 293–332. 33. Ittner, C. D. and D. F. Larcker, "Product Development Cycle Time and Organizational Performance," Journal of Marketing Research, Vol. 34, No. 1 (February, 1997), pp. 13–23. 34. Ittner, C. D. and D. F. Larcker, "The Performance Effects of Process Management Techniques," Management Science, Vol. 43, No. 4 (April, 1997), pp. 522–534. 35. Ittner, C. D., D. F. Larcker, M. V. Rajan, "The Choice of Performance Measures in Annual Bonus Contracts," The Accounting Review, vol. 72, No. 2 (April, 1997), pp. 231–255. 36. Ittner, C. D. and D. F. Larcker, "Quality Strategy, Strategic Control Systems, and Organizational Performance," Accounting, Organizations and Society, Vol. 22, No. 3/4 (April/May, 1997), pp. 293–314. 37. Ittner, C. D., D. F. Larcker, and T. Randall, "The Activity–Based Cost Hierarchy, Production Policies, and Firm Profitability," Journal of Management Accounting Research, Vol. 9 (1997), pp. 143–162. 38. Cavalluzzo, K. S., C. D. Ittner, and D. F. Larcker, "Competition, Efficiency Gains, and Cost Allocation Changes in Governmental Agencies: Evidence on the Federal Reserve,” Journal of Accounting Research, Vol. 36, No. 1 (Spring, 1998), pp. 1–32. 39. Ittner, C. D. and D. F. Larcker, "Are Non–Financial Measures Leading Indicators of Financial Performance? An Analysis of Customer Satisfaction,” Journal of Accounting Research, Vol. 36 (Supplement, 1998), pp. 1–46. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 34 of 47 Page ID #:8782

40. Ittner, C. D. and D. F. Larcker, “Innovations in Performance Measurement: Trends and Research Implications,” Journal of Management Accounting Research (1998), pp. 205–238. 41. Core, J. E., R. W. Holthausen, R. W., and D. F. Larcker, "Corporate Governance, Chief Executive Officer Compensation, and Firm Performance" Journal of Financial Economics, Vol. 51, No. 3 (March, 1999), pp. 371–406. 42. Ittner, C. D., D. F. Larcker, V. Nagar, and M. V. Rajan, “Supplier Selection, Monitoring Practices, and Firm Performance,” Journal of Accounting and Public Policy, Vol. 18 (1999), pp. 253–281. 43. Ittner, C. D. and D. F. Larcker, “Assessing Empirical Research in Managerial Accounting: A Value–Based Management Perspective,” Journal of Accounting and Economics, Vol. 32, Nos. 1–3 (December, 2001), pp. 349–410. 44. Ittner, C.D. and D.F. Larcker, “Determinants of Performance Measure Choices in Worker Incentive Plans,” Journal of Labor Economics, Vol. 20, No. 2, Part 2 (April, 2002), pp. S58–S90. 45. Core, J. E. and D. F. Larcker, “Performance Consequences of Mandatory Increases in Executive Stock Ownership,” Journal of Financial Economics, Vol. 64, No. 3 (June, 2002), pp. 317–340. 46. Ittner, C. D., W. Lanen, and D. F. Larcker, “Performance Consequences of Activity–Based Costing: Evidence from Manufacturing Plants,” Journal of Accounting Research, Vol. 40, No. 3 (June, 2002), pp. 711–726. 47. Ittner, C. D., R, A. Lambert, and D. F. Larcker, “The Structure and Performance Consequences of Equity Grants to Employees of New Economy Firms,” Journal of Accounting and Economics, Vol. 34, Nos. 1–3 (January, 2003), pp. 89–127. 48. Ittner, C. D., D. F. Larcker, and M. W. Meyer, “Subjectivity and the Weighting of Performance Measures: Evidence from a Balanced Scorecard,” The Accounting Review, Vol. 78, No. 2 (July, 2003), pp. 725–758. 49. Ittner, C. D., D. F. Larcker, and T. Randall, “Performance Implications of Strategic Performance Measurement in Financial Service Firms,” Accounting, Organizations and Society Vol. 28, Nos. 7–8 (October/November, 2003), pp. 715–741. 50. Larcker, D. F. and S. A. Richardson, “Fees Paid to Audit Firms, Accrual Choices, and Corporate Governance,” Journal of Accounting Research Vol. 42, No. 3 (June, 2004), pp. 625–658. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 35 of 47 Page ID #:8783

51. Larcker, D. F., S. A. Richardson, and I. Tuna, “Corporate Governance and Accounting Outcomes,” The Accounting Review Vol. 83, No. 4 (July, 2007), pp. 963–1008. 52. Ittner, C. D., D. F. Larcker, M. Pizzini, “Performance–based Compensation in Member–Owned Firms: An Examination of Medical Group Practices,” Journal of Accounting and Economics Vol. 44, No.3 (December, 2007), pp. 300–327. 53. Core, J.E., W. Guay, and D. F. Larcker, “The Power of the Pen and Executive Compensation,” Journal of Financial Economics Vol. 88, No. 1 (April, 2008), pp. 1–25. 54. Larcker, D.F. and Rusticus, T.O., “On the Use of Instrumental Variables in Accounting Research,” Journal of Accounting and Economics Vol. 49, No. 3 (April, 2010), pp. 186–205. 55. Armstrong, C. S., A. D. Jagolinzer, D. F. Larcker, “Chief Executive Officer Equity Incentives and Accounting Irregularities,” Journal of Accounting Research Vol. 48, No. 2 (May, 2010), pp. 225–271. 56. Armstrong, C. S, D. F. Larcker, and C. Su “Endogenous Selection and Moral Hazard in Compensation Contracts,” Operations Research Vol. 58 (July–August, 2010), pp. 1090 – 1106. 57. R. Daines, I. Gow, and D. Larcker, “Ratings the Ratings: How Good are Commercial Governance Ratings?” Journal of Financial Economics Vol. 98, No. 3 (December, 2010), pp. 439–461 58. D.F., Larcker, G. Ormazabal, and D. Taylor, “The Market Reaction to Corporate Governance Regulation, “Journal of Financial Economics Vol. 101 (August, 2011), pp. 431–448. 59. A.D. Jagolinzer, D. F. Larcker, and D.J. Taylor, “Corporate Governance and the Information Content of Insider Trades,“ Journal of Accounting Research 49 (December, 2011), pp. 1249–1274. 60. Armstrong, C.S., J.L. Blouin, and D.F. Larcker, “The Incentives for Tax Planning,“ Journal of Accounting and Economics,Vol. 53, Nos. 1–2, (February– April,2012) pp. 391–411 61. Armstrong, C.S., C.D. Ittner, and D. F. Larcker, “ Corporate Governance, Compensation Consultants, and CEO Pay Levels,” Review of Accounting Studies, Vol 17. No. 2 (2012), p. 322–351. 62. Larcker, D.F. and Zakolyukina, A., “Detecting Deceptive Discussion in Conference Calls,” Journal of Accounting Research, Vol. 50, No. 2 (Supplement, 2012), pp. 495–540. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 36 of 47 Page ID #:8784

63. Armstrong, C.S., D.F. Larcker, G. Ormazabal, and D.J. Taylor, “The Relation Between Equity Incentives and Misreporting: The Role of Risk–Taking Incentives,” Journal of Financial Economics, Vol. 109 No. 2 (August, 2013), pp. 327–350. 64. Larcker, D.F., So, E., and Wang, C. “Boardroom Centrality and Firm Performance,” Journal of Accounting and Economics, Vol. 55 Nos. 2–3 (April– May, 2013), pp. 225–250. 65. Larcker, D.F., McCall, A.F., and Ormazabal, G., “Proxy Advisory Firms and Stock Option Repricing,” Journal of Accounting and Economics 56 (November– December, 2013), pp. 149–169. 66. Armstrong, C.S., Gow, I.S., and D. F. Larcker, “The Efficacy of Shareholder Voting: Evidence from Equity Compensation Plans,” Journal of Accounting Research 51 (December, 2013), pp. 909–950. 67. Armstrong, C.S., J.L. Blouin, A.D. Jagolinzer, and D.F. Larcker, "Corporate Governance, Incentives, and Tax Avoidance,” Journal of Accounting and Economics 60 (August 2015), pp. 1–17. 68. Larcker, D.F., A.L. McCall, and G. Ormazabal, “Outsourcing Shareholder Voting to Proxy Advisory Firms,” Journal of Law and Economics 58 (2015), pp 173-204. 69. Gow, I.D, Larcker, Reiss, P.C., “Causal Inference in Accounting Research,” Journal of Accounting Research 54 (Supplement, 2016), pp. 477-523 70. deHaan, Ed, David Larcker, and Charles McClure, “Long-Term Economic Consequences of Hedge Fund Activist Interventions.” Review of Accounting Studies 24 (2019): 536–69. 71. Jagolinzer, A.D., D.F. Larcker, G. Ormazabal, and D. J. Taylor, “Political Connections and the Informativeness of Insider Trading, “ Journal of Finance 75 (August, 2020), pp. 1833-1876. 72. Larcker, D.F. and Edward Watts, “Where’s the Greenium?” Journal of Accounting and Economics 69 (April-May, 2020), pp. 73. Gow, I.D., Larcker, D.F., and Zakolyukina, A. A., “Non-answers During Conference Calls,” Journal of Accounting Research 59 (September, 2021), pp. 1349-1384. 74. Baker, A., Larcker, D.F., and Wang, C., “How Much Should We Trust Staggered Difference-in-Difference Estimates,” Journal of Financial Economics 144 (May, 2022), pp. 370-395. 75. Gow, I.D., Larcker, D.F., and Watts, E.M., “Board Diversity and Shareholder Voting,” Journal of Corporate Finance 83 (December, 2023), pp. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 37 of 47 Page ID #:8785

76. Baker, A., Larcker, D.F., McClure, C., Saraph, D., and Watts, E.M., “Diversity Washing,” Journal of Accounting Research (forthcoming). 77. Armstrong, C.S, Kepler, J.D., Larcker, D.F., and Shi, S., “Rank-and-File Accounting Incentives and Financial Reporting Quality,” (forthcoming). Notes, Replies, and Discussion Comments 1. Fornell, C. and D. F. Larcker, "Structural Equation Models with Unobservable Variables and Measurement Error: Algebra and Statistics," Journal of Marketing Research, Vol. 18, No. 3 (August, 1981), pp. 382–388. 2. Larcker, D. F., "Discussion of the SEC 'Reversal' of FASB Statement No. 19: An Investigation of Information Effects," Journal of Accounting Research, Vol. 19 (Supplement, 1981), pp. 218–226. 3. Larcker, D. F., R. E. Reder, and D. T. Simon, "Trades by Insiders and Mandated Accounting Standards," The Accounting Review, Vol. 58, No. 3 (July, 1983), pp. 606–620. 4. Fornell, C. and D. F. Larcker, "Misapplications of Simulations in Structural Equation Models: Reply to Acito and Anderson," Journal of Marketing Research, Vol. 21, No. 1 (February, 1984), pp. 113–117. 5. Larcker, D. F., "Discussion of Accounting Measurement, Price–Earnings Ratios, and the Information Content of Security Prices," Journal of Accounting Research, Vol. 27 (Supplement, 1989), pp. 145–152. 6. Lambert, R. A., D. F. Larcker, and K. Weigelt, "How Sensitive is CEO Compensation to Organizational Size," Strategic Management Journal, Vol. 12, No. 5 (July, 1991), pp. 395–402. 7. Larcker, D. F., "Discussion of Disqualifying Dispositions of Incentive Stock Options: Tax Benefits vs. Financial Reporting Costs," Journal of Accounting Research (Supplement, 1992), Vol. 30, pp. 69–76. 8. Larcker, D. F. and C. D. Ittner, “Empirical Managerial Accounting Research: Are We Just Describing Management Consulting Practice?,” European Accounting Review, Vol. 11, No. 4 (2002), pp. 787–794. 9. Larcker, D. F., “Discussion of ‘Employee Stock Options, EPS Dilution, and Stock Repurchases,” Journal of Accounting and Economics, Vol. 36, Nos. 1–3 (December, 2003), pp. 45–49. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 38 of 47 Page ID #:8786

10. Larcker, D. F., “Discussion of ‘Are Executive Stock Options Associated with Future Earnings,” Journal of Accounting and Economics, Vol. 36, Nos. 1–3 (December, 2003), pp. 91–103. 11. Larcker, D. F. and T. O. Rusticus, “Endogeneity and Empirical Accounting Research,” European Accounting Review, Vol. 16, No.1 (2007), pp. 207–215. 12. Armstrong, C. S., D. F. Larcker, Discussion of “The impact of the options backdating scandal on shareholders” and “Taxes and the backdating of stock option exercise dates,” Journal of Accounting and Economics Vol. 47, Nos. 1–2 (March, 2009), pp. 50–58. Other Publications 1. Larcker, D. F., "Managerial Incentives in Mergers and Their Effect on Shareholder Wealth," Midland Corporate Finance Journal, Vol. 1, No. 4 (Winter, 1983), pp. 29–35. 2. Lambert, R. A. and D. F. Larcker, "Executive Compensation Contracts, Executive Decision–Making, and Shareholder Wealth: A Review of the Evidence," Midland Corporate Finance Journal, Vol. 2, No. 4 (Winter, 1985), pp. 6–22. 3. Ittner, C. D. and D. F. Larcker, "Measuring the Impact of Quality Initiatives on Firm Financial Performance," in Advances in the Management of Organizational Quality, Vol. 1 (1996), pp. 1–37. 4. Core, J.E., W. Guay, and D. F. Larcker, “Executive Equity Compensation and Incentives: A Survey,” FRBNY Economic Policy Research, 9 (2003), pp. 27–50. 5. Ittner, C. D. and D. F. Larcker, “Coming Up Short on Nonfinancial Performance Measurement,” Harvard Business Review (November, 2003), pp. 88–95. 6. Ittner, C. D. and D. F. Larcker, “Moving from Strategic Measurement to Strategic Data Analysis,” in Controlling Strategy: Management, Accounting, and Performance Measurement, (Oxford University Press, 2005), pp. 86–105. 7. Ittner, C. D. and D. F. Larcker “Costs and Benefits of Quality Improvement,” in Handbook of Cost Management (John Wiley & Sons, Inc., 2005), pp. 313–327. 8. Gerakos, J. J., C. D. Ittner, and D. F. Larcker, “The Structure of Performance– Based Stock Option Grants,” Essays in Honor of Joel Demski (Springer, 2007), pp.227–249. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 39 of 47 Page ID #:8787

9. Ittner, C.D., D. F. Larcker, and D. Taylor, “Commentary: The Stock Market’s Pricing of Customer Satisfaction,” Marketing Science Vol. 28, No. 5 (September– October, 2009), pp. 826–835. CURRENT WORKING PAPERS: 1. D.F. Larcker and V. Nagar, Do Mega Grants Rationally Overpay Chief Executive Officers? 2. Kepler, J.D., Larcker, D.F., Seru, A., and Shi, S., High-Stakes Decisions in the Hybrid Boardroom CASES, SURVEYS, AND CLOSER LOOKS (Corporate Governance Research Initiative): See: https://www.gsb.stanford.edu/faculty-research/centers-initiatives/cgri Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 40 of 47 Page ID #:8788

APPENDIX B EXAMPLES OF EXPERT WITNESS ASSIGNMENTS • Testifying Expert for Plaintiffs in the In re Apple Computer Inc., Derivative Litigation, before the Honorable Jeremy Fogel, United State District Court, Northern Division, San Jose, Case No. C-06-4128-JF (APPLE LITIGATION). • Testifying Expert for Plaintiffs in the Norman Klapper, et al. v. Louis Edward Ryan, Jr., et al. before the Honorable Bonnie L. Sabraw of the Alameda Superior Court, Case No. HG05- 204910 (ENTERCEPT). • Testifying Expert for Plaintiff in the In re Oracle Derivative Litigation, (Lisa Galavis and Philip T. Prince-Clients) before the Honorable Richard Seeborg, United States District Court, Northern Division, San Francisco, Case No. C-10-3392-RS (ORACLE). • Testifying Expert for Plaintiff in the In re Hewlett Packard Company, Shareholder Derivative Litigation, (Stanley Morrical-Client) before the Honorable Charles R. Breyer, United States District Court, Northern Division, San Francisco, Case No. C-12-6003-CRB (HP Derivative). • Testifying Expert for Plaintiff in the PG&E Derivative Litigation before the Honorable Steven L. Dylina, San Mateo Superior Court, Case No. JCCP-4648-C (PG&E). • Testifying Expert for Plaintiff in the Public School Teachers’ Pension, et al. v. Gary S. Guthart, et al., before the Honorable Gerald J. Buchwald, San Mateo Superior Court, Case No. CIV526930 (INTUITIVE). • Testifying Expert for Plaintiff in the Kerrigan Capital LLC, et al. v. David Strohm, et al. before the Honorable Steven L. Dylina, San Mateo Superior Court, Case No. CIV534431 (OPORTUN). Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 41 of 47 Page ID #:8789

APPENDIX C Materials Relied Upon Description Andrew R. Brownstein, Benjamin M. Roth, and Elina Tetelbaum, “Use of Special Committees in Conflict Transactions,” Harvard Law School Forum on Corporate Governance (September 23, 2019), available at: https://corpgov.law.harvard.edu/2019/09/23/use-of-special-committees-in-conflict-transactions/. Bedford Consulting, “The Nine Stages of Budgeting,” available at: https://bedfordconsulting.com/the-nine-stages-of-budgeting-including-5-often-overlooked-areas/. Brandon Pfeffer, “Introduction to Corporate Budgeting,” LinkedIn (May 6, 2022), available at: https://www.linkedin.com/pulse/introduction-corporate-budgeting-brandon-pfeffer-cma/. Business Roundtable, “Principles of Corporate Governance,” Item II: Key Responsibilities of the Board of Directors and Management, Board of Directors,” Harvard Law School Forum on Corporate Governance (September 8, 2016), available at: https://corpgov.law.harvard.edu/2016/09/08/principles-of-corporate-governance. Christian Casal and Christian Caspar, “Building a forward-looking board,” McKinsey Quarterly (February 1, 2014), available at: https://www.mckinsey.com/capabilities/strategy-and-corporate-finance/our-insights/building-a-forward-looking-board#/. Cindie Jamison and Jennifer W. Christensen, “How to Build a Successful Director Onboarding Program,” NACD Directorship Vol 49 (July 1, 2023), available at: https://www.nacdonline.org/all-governance/governance-resources/directorship-magazine/summer-2023-issue/how-to-build-successful-director-onboarding-program/. David F. Larcker and Brian Tayan, “Netflix Approach to Governance: Genuine Transparency with the Board,” Stanford Closer Look Series (May 2018), available at: https://www.gsb.stanford.edu/faculty-research/publications/netflix-approach-governance-genuine-transparency-board. David F. Larcker, Brian Tayan, and Christina Zhu, “A Meeting of the Minds: How Do Companies Distribute Knowledge and Workload Across Board Committees?, Stanford Closer Look Series (December 8, 2014), available at: https://www.gsb.stanford.edu/faculty-research/publications/meeting-minds-how-do-companies-distribute-knowledge-workload-across. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 42 of 47 Page ID #:8790

Description David R. Beatty, “Field Visits by Directors,” Harvard Law School Forum on Corporate Governance (February 15, 2018), available at: https://corpgov.law.harvard.edu/2018/02/15/field-visits-by-directors. Deloitte, Global Center for Corporate Governance, “On the Board’s Agenda: Crisis Management,” (September 2019), available at: https://www2.deloitte.com/content/dam/Deloitte/uk/Documents/risk/deloitte-uk-risk-global-on-the-boards-agenda-crisis-management.pdf. Eileen Morgan Johnson, “The Basics of Board Committee Structure,” The Center for Association Leadership (ASAE), (April 29, 2020), available at: https://www.asaecenter.org/resources/articles/an_plus/2015/december/the-basics-of-board-committee-structure. Ernst & Young, “How To Achieve Enduring Board Effectiveness: Pillar 2: Information Infrastructure,” (July 2022), available at: https://www.ey.com/content/dam/ey-unified-site/ey-com/en-us/campaigns/board-matters/documents/ey-cbm-how-to-achieve-enduring-board-effectiveness.pdf. Frank Kundeya, “Here are 3 must-know terms to manage your company costs (COGS, OPEX AND SG&A),” LinkedIn (January 28, 2024) available at: https://www.linkedin.com/pulse/here-3-must-know-terms-manage-your-company-costs-cogs-frank-kundeya-23brf/. Frank M. Placenti (Squire and Sanders), “Fifteen Tips for Effectively Chairing a Special Committee,” available at: https://www.squirepattonboggs.com/~/media/files/insights/publications/2013/02/fifteen-tips-for-effectively-chairing-a-special- __/files/fifteentipsforeffectivelychairingaspecialcommittee/fileattachment/fifteentipsforeffectiv elychairingaspecialcommittee.pdf. Glass, Lewis & Co., LLC, Proxy Paper, Masimo Corp. (2024) Gunster, “Maintaining proper communication between boards and management,” (July 1, 2015), available at: https://gunster.com/2015/07/maintaining-proper-communication-between-boards-and-management/. Holly J. Gregory, “The Board’s Role in M&A Transactions,” Sidley Austin (May 2014), available at: https://www.sidley.com/~/media/files/newsinsights/publications/2014/05/the-boards-role-in-ma-transactions/files/view-article/fileattachment/the-boards-role-in-ma-transactions--may-2014.pdf. James Parkinson and John Kromer (Orrick”) “How to Respond to a Subpoena: 10 Things You Should Do Immediately,” BloombergLaw (April 17, 2012), available at: https://www.orrick.com/en/Insights/2012/04/How-to-Respond-to-a-Subpoena-10-Things-You-Should-Do-Immediately. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 43 of 47 Page ID #:8791

Description KPMG Audit Committee Institute, “New Audit Committee Member/Director Onboarding,” (2022), available at: https://kpmg.com/kpmg-us/content/dam/kpmg/boardleadership/pdf/2023/new-audit-committee-member-onboarding.pdf. Liam McGee, “CEOs, Stop Trying to Management the Board,” Harvard Business Review (April 24, 2015), available at: https://hbr.org/2015/04/ceos-stop-trying-to-manage-the-board. LK Klein, Emily Earl, and Dorian Cundick, “Reducing Information Overload in Your Organization,” Harvard Business Review (May 1, 2023), available at: https://hbr.org/2023/05/reducing-information-overload-in-your-organization. Maria Castañón Moats and Leah Malone, “What Boards Need to Know Before, During, and After an Acquisition,” Harvard Law School Forum on Corporate Governance (August 17, 2021), available at: https://corpgov.law.harvard.edu/2021/08/17/what-boards-need-to-know-before-during-and-after-an-acquisition/. Mark Suster, “Should All of Your Management Team Attend Board Meetings?” Both Sides of the Table (February 21, 2019), available at: https://bothsidesofthetable.com/should-all-of-management-attend-board-meetings-f73213b1da13. Mark Watson, “Crisis Preparedness and Management - A Guide for Directors,” LinkedIn (September 13, 2023), available at: https://www.linkedin.com/pulse/crisis-preparedness-management-guide-directors-mark-watson/. Masimo Corp., Politan Preliminary Proxy Statement (Schedule 14A) (June 20, 2024). Masimo Corp., Quarterly Report (Form 10-Q) (May 7, 2024). NASDAQ, “Continued Listing Guide,” (January 2024), available at: https://listingcenter.nasdaq.com/assets/continuedguide.pdf. National Association of Corporate Directors, “2017–2018 NACD Public Company Governance Survey” (Washington, D.C.: National Association of Corporate Directors, 2018). Nick Barnett, “What an Effective Board Dinner Looks Like,” Board Benchmarking (December 2, 2022), available at: https://boardbenchmarking.com/blog/improve-director-relationships-with-board-dinners/. Paula Loop, “How to Get First-Time Audit Committee Members Up to Speed,” NACD Online (April 16, 2019), available at: https://www.nacdonline.org/all-governance/governance-resources/directorship-magazine/online-exclusives/how-to-get-first-time-audit-committee-members-up-to-speed/. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 44 of 47 Page ID #:8792

Description Peter A. Atkins, Marc S. Gerber, and Kenton J. King (Skadden Arps), “Directors’ Oversight Role Today: Increased Expectations, Responsibility and Accountability—A Macro View,” Harvard Law School Forum on Corporate Governance (May 10, 2021), available at: https://corpgov.law.harvard.edu/2021/05/10/directors-oversight-role-today-increased-expectations-responsibility-and-accountability-a-macro-view/. Pwc, “Being prepared for the next crisis: The board’s role,” (September 2022), available at: https://www.pwc.com/us/en/governance-insights-center/publications/assets/pwc-being-prepared-for-the-next-crisis-the-boards-role.pdf. Scott V. Simpson and Katherine Brody, “The Evolving Role of Special Committees in M&A Transactions: Seeking Business Judgment Rule Protection in the Context of Controlling Shareholder Transactions and Other Corporate Transactions Involving Conflicts of Interest,” The Business Lawyer Vol. 69, (August 2014), available at: https://www.skadden.com/- /media/files/publications/2014/08/the-evolving-role-of-special-committees.pdf. Sidley Austin, “Corporate Officers’ Role in Corporate Governance: What Officers Need to Know,” Insights (May 31, 2023), available at: https://www.sidley.com/en/insights/publications/2023/05/corporate-officers-role-in-corporate-governance-what-officers-need-to-know. Spencer Stuart, New Director Onboarding: 5 Recommendations for Enhancing Your Program (Sept. 2018), available at: https://www.spencerstuart.com/research-and-insight/new-director-onboarding. Spencer Stuart, U.S. Board Index 2023, available at: https://www.spencerstuart.com/research-and-insight/us-board-index. Stanislav Shekshnia, “How to Be a Good Board Chair,” Harvard Business Review Vol. 96 (Mar/Apr 2018), available at: https://hbr.org/2018/03/how-to-be-a-good-board-chair. The Home Depot, “Corporate Governance Guidelines of The Home Depot, Inc. Board Of Directors, Item 12. Director Engagement, Continuing Education and Orientation,” (November 19, 2020), available at: https://ir.homedepot.com/~/media/Files/H/HomeDepot-IR/documents/governance-documents/2020/Corporate%20Governance%20Guidelines%20Nov%202020.pdf. DOCUMENTS PROVIDED BY DEFENDANTS’ COUNSEL Calendar Invite: Masimo In–Person Board Meeting, dated February 13, 2024, MASI_00029878. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 45 of 47 Page ID #:8793

Description Calendar Invite: , dated January 1, 2024, MASI_00014180. Draft . Advisory Agreement, dated January 2024, MASI_00008883–92. Email from J. Kiani, dated April 20, 2024, MASI_00008700. Email from J. Kiani, dated February 1, 2024, MASI_00003853–56. Email from J. Kiani, dated February 26, 2024, MASI_00027788–90. Email from J. Kiani, dated January 4, 2024, POLITAN_0010051–55. Email from M. Brennan, dated August 31, 2023, POLITAN_0006933–34. Email from P. Mascarenhas, dated November 14, 2023, MASI_00009931–35. Email from Q. Koffey, dated July 11, 2023, MASI_00002747–49. Email from T. McClenahan, dated April 22, 2024, POLITAN_0016614–61. Email from T. McClenahan, dated February 5, 2024, MASI_00008015–45. Email from T. McClenahan, dated February 6, 2024, POLITAN_0011938–2004. Email from T. McClenahan, dated March 22, 2024, MASI_00000972–75. Email from T. McClenahan, dated March 22, 2024, POLITAN_0015537–40. Email from T. McClenahan, dated May 13, 2024, POLITAN_0019344–419. Executed . Advisory Agreement, dated January 16, 2024, MASI_00008931–40. Masimo Board and Committee Meeting Board Book, dated August 1, 2023, MASI_00028471–81. Masimo Board of Directors: Masimo Consumer Presentation, dated February 13, 2024, POLITAN_0012554–72. Masimo Financial Overview Presentation, dated October 2023, POLITAN_0008092–130. Masimo Financial Projections, dated October 2023, MASI_00007131. Masimo Financial Update Presentation, dated February 13, 2024, POLITAN_0012456–85. Masimo Policies, Procedures, Plans, Guidelines and Charters, dated as of November 8, 2023, MASI_00006146–367. Masimo Professional Health Presentation, Dated February 13, 2024, POLITAN_0012573– 611. Minutes of Meetings of the Board of Directors and Certain Committees of the Board of Directors of Masimo, dated April 30, 2024, POLITAN_0039144–61. Minutes of Meetings of the Board of Directors of Masimo, dated February 13, 2024, MASI_00032601–11. Minutes of Meetings of the Board of Directors of Masimo, dated July 12, 2023, MASI_00033042–44. Minutes of Meetings of the Board of Directors of Masimo, dated July 15, 2024, MASI_00033045–46. Non–Disclosure Agreement between and Masimo, dated March 20, 2024, MASI_00000644–47. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 46 of 47 Page ID #:8794

Description Pl.’s Suppl. Br., Masimo Corporation v. Politan Capital Management LP, Docket No. 8:24- cv-01568 (C.D. Cal. Jul 15, 2024), ECF No. 118. Discussion Materials, dated October 31, 2023, MASI_00009403–44. Text Messages between Q. Koffey and R. Classon, dated March 25, 2024, POLITAN_00900699–710. Vanguard Report: Contested director election at Masimo Corporation, dated November 2023, MASI_00009938–41. Case 8:24-cv-01568-JVS-JDE Document 142-1 Filed 08/31/24 Page 47 of 47 Page ID #:8795

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE POLITAN CAPITAL MANAGEMENT LP, a Delaware limited partnership, Plaintiff, v. JOE E. KIANI, CRAIG B. REYNOLDS, and ROBERT A. CHAPEK, Defendants, and MASIMO CORPORATION, a Delaware corporation, Nominal Defendant. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) C.A. No. 2024-0755-NAC FIRST AMENDED AND SUPPLEMENTED VERIFIED COMPLAINT Plaintiff Politan Capital Management LP (“Politan”) by and through its undersigned counsel, brings this First Amended and Supplemented Verified Complaint against Defendants Joe E. Kiani, Craig B. Reynolds, Robert A. Chapek (collectively, the “Director Defendants”), and Nominal Defendant Masimo Corporation (“Masimo” or the “Company” and, together with the Director Defendants, the “Defendants”). PUBLIC VERSION EFILED ON SEPTEMBER 10, 2024

2 NATURE OF THE ACTION 1. This action arises out of a last-ditch attempt by Joe Kiani, Masimo’s founder, Chairman, and Chief Executive Officer (“CEO”), to maintain his control over Masimo by manipulating the corporate machinery and impeding the stockholder franchise. When the two leading proxy advisory firms both recommended against Mr. Kiani’s election to Masimo’s Board of Directors (the “Board”) following years of Masimo’s appalling corporate governance practices, it became abundantly clear that Mr. Kiani would lose a contested election at the Company’s upcoming 2024 annual meeting (the “Annual Meeting” or the “Meeting”), which initially was scheduled for July 25, 2024. 2. In response, Mr. Kiani took a number of actions aimed at inequitably tilting the electoral playing field in his favor, including: (i) delaying the Annual Meeting by nearly two months in violation of Delaware law and Masimo’s Fifth Amended and Restated Bylaws (the “Bylaws”); (ii) causing Masimo to file a frivolous action against Politan in federal court; and (iii) threatening to declare Politan’s nomination notice invalid. Moreover, in the days leading up to the original record date for the Annual Meeting, Mr. Kiani colluded with a Masimo stockholder to artificially inflate his vote totals through empty voting, and he appears to be doing so again in connection with the new record date.

3 3. Politan brought this action after Masimo compelled Politan to file suit in connection with last year’s annual meeting to challenge the Company’s adoption of what may have been the most preclusive advance notice bylaws in Delaware history. Those bylaws, if allowed to stand, would have precluded Politan from nominating candidates for election to Masimo’s Board. It was only through months of hard-fought litigation that Politan was able to secure the repeal of those bylaws. At the conclusion of that proceeding, the Court noted the “phalanx of impediments that Masimo had thrown up to the exercise of the stockholder franchise” and remarked that “[t]here should be zero doubt . . . that the repeal of the challenged advance notice bylaw provisions here had remarkable value and was, frankly, an extraordinary corporate benefit.” 4. The repeal of the amended bylaws cleared the way for Masimo’s stockholders to vote at the Company’s 2023 annual meeting to unseat both incumbent Board members who were up for re-election and elect Politan’s nominees, Quentin Koffey and Michelle Brennan, in a landslide victory. However, rather than welcome the newly-elected Board members into the fold and engage in much-needed reform, Mr. Kiani and his allies on Masimo’s five-member Board continued with business as usual.

4 5. Following another year of Masimo’s stunning corporate governance malfeasance, on Thursday, July 11, 2024, proxy advisory firm Glass, Lewis & Co. (“Glass Lewis”) recommended that stockholders vote at this year’s Annual Meeting in favor of Politan’s two nominees for election to Masimo’s Board and against the Company’s two nominees—which include Mr. Kiani. In a scathing report, Glass Lewis asserted that change is needed because, among other things, “the existing board remains obdurately committed to legacy oversight methodologies which have consistently enabled and amplified poor governance architecture, wide operational misses, nil-return strategic excursions, seemingly de minimis accountability and, ultimately, a lax commitment to acknowledging and addressing profound damage to shareholder value.” 6. The following Monday, July 15, 2024, Institutional Shareholder Services (“ISS”), the other major proxy advisory firm, also recommended that stockholders vote in favor of Politan’s nominees and against the Company’s nominees. As ISS put it, under Mr. Kiani’s leadership, Masimo “has a corporate governance track record that is firmly among the most troubling of any modern public company.” (Emphasis added.) ISS continued that Mr. Kiani “has demonstrated that he has no regard for public shareholders. He has been at the center

5 of so many corporate governance scandals and abuses that no credible argument exists to the contrary.” 7. With ISS’s recommendation, the dam burst. As a leading research firm put it: “The two leading proxy advisors are now squarely on board with Team Politan and while they don’t have the last word, it’s tough to imagine a scenario where Politan doesn’t win two seats at [the] AGM . . . .” (Emphasis added.) 8. Later that same day, in a clear attempt to manipulate the election and increase his chances of entrenching himself in office, Mr. Kiani caused the Board—in a meeting that lasted a total of 12 minutes—to move the Annual Meeting to a date 15 months after the last annual meeting, in clear violation of Delaware law and the Company’s own Bylaws, and to commence a frivolous lawsuit against Politan, Mr. Koffey, Ms. Brennan, and Politan’s nominees in the United States District Court for the Central District of California (the “California Action”). 9. To justify that extraordinary movement of the record and meeting dates, Masimo cited Politan’s concerns about an empty voting scheme Politan had brought to the Board’s attention two weeks earlier, but which Masimo had rejected as “Politan’s Governance Hypocrisy.”

6 10. Masimo’s justification was nakedly pretextual. Discovery in the California Action has revealed that Mr. Kiani both knew about, and actively coordinated, the empty voting scheme, which was carried out by a close personal friend of his, Dr. Naveen Yalamanchi, Portfolio Manager and Partner at RTW Investments LP (“RTW”). 11. Specifically, as of March 31, 2024, RTW held 2.8% of Masimo’s common stock. In the 13 days leading up to the initial June 13, 2024 record date for this year’s Annual Meeting (the “June 13th Record Date”), RTW more than tripled that position to 9.9%, while simultaneously hedging its position by borrowing and shorting offsetting shares, thereby decoupling its voting power from its economic interest. Then, after voting those empty shares in favor of Mr. Kiani and the Company’s other nominee, Christopher Chavez, RTW unwound that position, returning to its previous level of ownership by June 30, 2024. As Glass Lewis noted, such a scheme is “a highly inappropriate manipulation of the shareholder franchise and a severe indictment of Masimo’s credibility and corporate governance.” (Emphasis added.) 12. Mr. Kiani was deeply involved in RTW’s misconduct. He regularly communicated—by telephone, text messaging, and even encrypted messaging—with Dr. Yalamanchi and Roderick Wong, RTW’s Managing Partner

7 and Chief Investment Officer, during the period in which RTW was accumulating its shares for empty voting. Those communications demonstrate, at a minimum, that Mr. Kiani knew precisely what RTW was doing. 13. For instance, a June 27 picture that Mr. Kiani sent to Dr. Yalamanchi of a list of Masimo stockholders showed both RTW’s inflated holding of 10% and a significantly reduced holding for one of Masimo’s largest stockholders, BlackRock, Inc. (“BlackRock”), showing that Mr. Kiani knew the identity of the stockholder from which RTW had borrowed shares. Discovery has revealed that Mr. Kiani knew as early as May 24, 2024 that this scheme was underway, and his advisors tracked the accumulation of RTW’s empty position in weekly reports. 14. By moving the record and the Annual Meeting dates, Masimo effectively nullified RTW’s empty voting scheme in connection with the initial record date. However, data available to Politan strongly suggests that RTW currently is engaging in empty voting in a second attempt to manipulate the stockholder vote in Mr. Kiani’s favor. 15. Further, it is evident that Mr. Kiani intends to use the California Action as a pretext to wrongly refuse to recognize Politan’s nomination of two highly-qualified candidates—Darlene Solomon, former CTO of Agilent

8 Technologies, Inc. (a $40 billion market capitalization Life Sciences company) and Bill Jellison, former CFO of Stryker Corporation (a $125 billion market capitalization MedTech company)—for election to Masimo’s Board at the Annual Meeting. 16. Specifically, in the California Action, Masimo asserts, among other things, a claim that Politan violated Section 14(a) of the Securities Exchange Act by allegedly making false and misleading statements and omissions in its proxy filings. In that action, as well as in hearings in this action, Masimo has taken the position that any violation of Section 14(a) empowers Mr. Kiani, as the chairman of the Annual Meeting, to reject Politan’s nomination under Masimo’s Bylaws. 17. Accordingly, Politan requests that the Court: (i) determine that the Director Defendants breached their fiduciary duties by (a) moving the Annual Meeting from July 25, 2024 to September 19, 2024, (b) commencing the frivolous California Action against Politan for the wrongful purpose of invalidating Politan’s nomination of Dr. Solomon and Mr. Jellison, and (c) knowingly facilitating, or failing to take any action to remedy, RTW’s manipulation of the stockholder vote in a timely manner; (ii) determine that Mr. Kiani breached his fiduciary duties by colluding with RTW to artificially inflate his vote totals through empty voting; (iii) direct the Company to hold the Annual Meeting on September 19, 2024 and set

9 appropriate procedures for the Annual Meeting, pursuant to 8 Del. C. § 211(c); (iv) declare that the Company and the Director Defendants are estopped from rejecting Politan’s nomination of Dr. Solomon and Mr. Jellison; and (v) to the extent RTW’s empty vote is disenfranchising, declaring that any votes cast by RTW that exceed RTW’s economic interest in the Company are invalid. JURISDICTION AND VENUE 18. This Court has jurisdiction over this action pursuant to 8 Del. C. § 111 and 10 Del. C. § 341. 19. As directors of a Delaware corporation, the Director Defendants have consented to the jurisdiction of this Court pursuant to 10 Del. C. § 3114. THE PARTIES Politan Capital Management 20. Plaintiff Politan Capital Management LP is a Delaware limited partnership and an investment advisor to the funds it manages. Politan, together with certain affiliates, beneficially owns 4,713,518 shares of Masimo common stock, representing approximately 8.9% of Masimo’s outstanding common shares. 21. Politan was founded in 2021 by Quentin Koffey. Mr. Koffey has been described as an investor that has “creat[ed] significant value for shareholders.”

10 22. On June 26, 2023, Mr. Koffey was elected as a director of the Company by the Company’s stockholders, along with Politan’s other nominee, Ms. Brennan. Masimo Corporation 23. Founded in 1989, Defendant Masimo Corporation is a Delaware corporation with its headquarters and principal place of business in Irvine, California. Masimo is a supplier of various medical technologies, including pulse-oximetry monitoring technologies to hospitals. The Director Defendants 24. Defendant Joe E. Kiani is Masimo’s founder. Mr. Kiani has served as Masimo’s Chairman and CEO since the Company’s formation in 1989. 25. Defendant Craig B. Reynolds, a close ally of Mr. Kiani’s, has served as a director of Masimo since 2014. Unusually, he chairs all three committees of Masimo’s Board—Audit, Compensation, and Nominating, Compliance, and Corporate Governance (the “Nominating Committee”). 26. Defendant Robert A. Chapek has served as a director of Masimo since January 15, 2024. Mr. Kiani, rather than the Company’s Nominating Committee, selected Mr. Chapek to serve on the Board.

11 FACTUAL BACKGROUND A. Mr. Kiani Harms Masimo Stockholders By Exercising Unchecked Control Over the Company 27. Since founding Masimo in 1989, Mr. Kiani has served as Chairman & CEO and has a well-established track record of placing his own interests ahead of the interests of Masimo’s stockholders. 28. The lack of any Board check on Mr. Kiani’s worst impulses has caused substantial harm to Masimo’s stockholders. For instance, on February 15, 2022, Masimo announced that it was acquiring Sound United LLC (“Sound United”)—a consumer audio company that sells speakers and headphones under brands such as Bowers & Wilkins, Denon, and Polk Audio—for approximately $1.025 billion. 29. Backlash from Masimo’s stockholders was immediate. On the day the acquisition was announced, the Company’s stock closed at $228 per share. The following day, the stock fell 37%, to $144 per share. Thus, the market responded to news of a $1.025 billion acquisition by erasing five times that amount—approximately $5.1 billion—from Masimo’s market cap. 30. Such a drop in value is extremely rare, if not unprecedented. To Politan’s knowledge, based on extensive research, never before in the history of United States publicly traded companies has an acquiring company’s market cap

12 declined by more than two times, let alone five times, the purchase price of the acquisition where the acquisition was material (i.e., 5% or more of the acquiring company’s market cap). B. Threatened By an Outside, Independent Voice, Masimo’s Board Entrenches Itself After Politan Seeks Constructive Engagement 31. On August 16, 2022, Politan disclosed its investment in Masimo by filing a Schedule 13D with the Securities and Exchange Commission (“SEC”). Immediately before, and again shortly after, filing the Schedule 13D, Mr. Koffey requested a meeting with Mr. Kiani to begin constructively engaging with Masimo. 32. After repeated requests, Mr. Kiani finally agreed to a meeting with Mr. Koffey on September 2, 2022. During that meeting, the parties discussed Masimo’s corporate governance, strategic initiatives, and financial performance. In addition, Mr. Koffey expressed Politan’s desire for representation on Masimo’s board and made clear that Politan was approaching the situation with an open mind, would reserve judgment on any of Masimo’s strategic initiatives, and had a strong focus on return on invested capital and good stewardship of stockholder resources. 33. In the nearly two years since Politan expressed a desire for representation on Masimo’s Board, Mr. Kiani has stonewalled Politan at every turn and has repeatedly and wrongfully manipulated Masimo’s corporate machinery to entrench himself in power.

13 34. For instance, on September 9, 2022—less than a month after Politan filed its first Schedule 13D relating to Masimo and only five business days after the initial meeting between Mr. Koffey and Mr. Kiani—the Board adopted and approved certain amendments to the advance notice provisions in Masimo’s bylaws (the “Bylaw Amendments”), and did so without consulting a single advisor other than their outside counsel. That same day, the Board also adopted a stockholder rights plan, commonly known as a “poison pill,” without first consulting with a financial advisor. 35. The timing and content of the Bylaw Amendments made clear that they were adopted for the express purpose of preventing Politan, or any other investment fund stockholder, from nominating a dissident slate of directors for election to Masimo’s Board. 36. Indeed, the Bylaw Amendments were perhaps the most preclusive advance notice bylaws in Delaware history. To that end, almost immediately after the passage of the Bylaw Amendments, Masimo faced a tsunami of criticism from commentators, academics, and even the activist defense bar.1 1 Bylaw Amendments, Shareholder Activism, and Flying Close to the Sun, SIDLEY AUSTIN, (Nov. 18, 2022), https://www.sidley.com/en/insights/newsupdates/2022/11/bylaw-amendments-shareholder-activism-and-flying-close-to-the-sun; Liz Hoffman, A fight for the (Continued . . .)

14 C. Politan Commences Litigation and Mr. Kiani and the Board Repeatedly Retreat 37. After the Board rejected Politan’s multiple demands to rescind the Bylaw Amendments, Politan was forced to file an action in October 2022 challenging the Bylaw Amendments (the “Prior Litigation”). 38. During the course of the Prior Litigation—which spanned nearly a year—Mr. Kiani and the Board repeatedly retreated and ultimately rescinded the Bylaw Amendments. 39. First, on December 1, 2022, less than two months after Politan filed the Prior Litigation, the Board amended Masimo’s advance notice bylaws yet again, slightly scaling back some of the more egregious provisions in the Bylaw Amendments. Yet those amendments did little to ameliorate the show-stopping preclusive effect of the Bylaw Amendments. boardroom of America, SEMAFOR (Nov. 3, 2022), semafor.com/article/11/03/2022/inside-a-new-corporate-move-that-turns-the-tables-on-activist-investors; Svea Herbst-Bayliss, Law firm Sidley warns clients about rules that may hinder activists, REUTERS, (Nov. 18, 2022), https://www.reuters.com/legal/law-firm-sidley-warns-clients-about-rules-that-may-hinder-activists-2022-11-18/; Matt Levine, Credit Suisse Gives First Boston a Second Chance, BLOOMBERG, (Oct. 27, 2022), https://www.bloomberg.com/opinion/articles/2022-10-27/credit-suisse-gives-first-boston-gets-a-second-chance.

15 40. Second, on February 6, 2023, the Board rescinded the Bylaw Amendments in their entirety. This complete repeal came on the heels of the Court’s decision denying a partial motion to dismiss Politan’s claim concerning the entrenching provisions contained in Mr. Kiani’s employment agreement. In its decision, the Court observed that there was a “lack of clarity of what the purpose of all this would be absent an intent to impact the stockholder franchise for the nomination of directors in connection with an election contest.” The Court continued: “[I am] not sure for a lot of these provisions, and certainly for them together, . . . there really is a parallel.” (Emphasis added.) D. The 2023 Annual Meeting 41. Masimo held its 2023 annual meeting on June 26, 2023. Freed from the preclusive effect of the Bylaw Amendments, Masimo’s stockholders overwhelmingly voted to change the Company’s direction and reform its corporate governance. 42. First, Masimo stockholders voted to unseat both of the incumbent Board members who were up for re-election and elected Mr. Koffey and Ms. Brennan to the Board with more than 70% of the votes cast by non-insiders. Indeed, 17 of the Company’s 20 largest non-insider stockholders voted for both Mr. Koffey and Ms. Brennan.

16 43. Second, stockholders voted to approve a proposal to declassify the Company’s Board over four years, with 99% of stockholders voting in favor. Under that proposal, all members of the Board who are elected beginning at the 2024 annual meeting will be elected for annual terms. 44. Third, stockholders supported an advisory vote to approve an increase to the total number of authorized directors of the Board from five to seven, with 84% of stockholders voting in favor. E. Mr. Kiani Seeks to Marginalize Mr. Koffey and Ms. Brennan 45. Although Mr. Koffey and Ms. Brennan were elected in a landslide victory, Mr. Kiani has sought to marginalize them at every turn by, among other things, rebuffing their requests for material information about Masimo’s operations, denying them access to Company management, repeatedly meeting with the entire Board, with advisors present, without informing or inviting Mr. Koffey or Ms. Brennan, and refusing to consider any review of the Company’s strategy or capital allocation. Indeed, Mr. Kiani even went so far as to propose buying Politan’s stock at a premium if Mr. Koffey would promise not to run a proxy contest; Mr. Koffey flatly rejected that offer. 46. The refusal to provide basic information is all the more concerning given that only weeks after Masimo’s 2023 annual meeting at which Ms.

17 Brennan and Mr. Koffey were overwhelmingly elected to the Board, Masimo reported a shocking revenue miss that caused its share price to decline over 20% in a single day—and its share price further declined over time by nearly 50% as allegations and whistleblower lawsuits came to light, which claimed that Masimo had engaged in discounting and bulk discounts during the 2023 proxy contest in an effort to prop up its results and convince shareholders that electing Politan’s nominees was not necessary. 47. Under Mr. Kiani’s leadership, with the backing of his hand-picked directors, Masimo continues to face serious challenges, including—as identified by Glass Lewis—“continued failures to hit [] several key operational targets by wide measures . . . deteriorating capital efficiency, muddled operational messaging . . . and, disconcertingly, discounting/channel stuffing in the run-up to the 2023 [election] contest.” F. Politan Discloses Its Intention to Engage in a Proxy Contest 48. On March 25, 2024, in accordance with Masimo’s Bylaws, Politan gave notice that it was nominating Dr. Solomon and Mr. Jellison for election to the Board at the Annual Meeting (the “Nomination Notice”). 49. The Company did not raise any objection that the Nomination Notice was invalid or deficient. Nor could it, as the Nomination Notice complied

18 with all applicable terms of the Company’s Bylaws. Notably, as Mr. Kiani and the other Director Defendants knew, this meant that the Company’s nominees would face a contested election at the Annual Meeting. G. Mr. Kiani Attempts to Use a Transformative Transaction to Entrench Himself in Control of Masimo’s Assets 50. Both before and after Politan submitted its Nomination Notice, Mr. Kiani had schemed to orchestrate a transformative transaction that would entrench his control of Masimo and its key assets. 51. First, on June 24, 2023, just days before the annual meeting at which Politan’s nominees won election to the Board—and after preliminary vote totals were available showing that the Company’s nominees would lose—Mr. Kiani called an emergency Board meeting at which the Board delegated authority to Masimo’s management (i.e., Mr. Kiani) to pursue an ultimately unsuccessful sale of Masimo. 52. Then, in early 2024, Mr. Kiani explored a potential spin-off of Masimo’s consumer business to an entity that he would control. Mr. Kiani terminated those discussions when he received, and strongly disapproved of, the terms for the transaction unanimously proposed by a fully empowered special committee consisting of independent directors who were advised by Sullivan & Cromwell LLP and Centerview Partners LLC.

19 53. Then, on the same day that Politan submitted its Nomination Notice, the Board learned (by reading a Wall Street Journal article of an interview with Mr. Kiani) that Mr. Kiani was in discussions with a potential joint venture (“JV”) partner for the consumer business. The Wall Street Journal article reported that Mr. Kiani was expected to serve as the chair of the JV. 54. Mr. Kiani continued to engage in discussions concerning the potential JV transaction in secret, without providing even basic information to the full Board, including the identity of the JV counterparty. Mr. Kiani’s plan was to push the transaction through quickly, without meaningful Board oversight, and to sign definitive agreements and announce the transaction prior to the Annual Meeting in an effort to swing the vote in his favor. 55. Although Mr. Koffey and Ms. Brennan asked that the Annual Meeting be scheduled in May or June as it traditionally had been, Mr. Kiani and his affiliated directors scheduled the Annual Meeting for July 25, 2024—the last possible date the Annual Meeting could be held (the 2023 annual meeting had been held on June 26, 2023)—in order to give Mr. Kiani as much time as possible to secure a deal. 56. The contemplated JV transaction was designed to benefit Mr. Kiani personally and entrench his control over Masimo’s key assets. In particular,

20 it contemplated the transfer of valuable Company intellectual property, trade secrets, and trademarks to an entity that Mr. Kiani would lead. 57. Mr. Kiani publicly backed off of his plan to enter into definitive agreements and announce a transaction before the Annual Meeting only after Mr. Koffey served a books and records demand pursuant to 8 Del. C. § 220(d) for documents concerning the proposed transaction and numerous Masimo stockholders wrote the Board to express their view that the Company should not move forward with any transaction before the Annual Meeting. On July 15, 2024, in a public filing, Masimo stated that the Board had “resolved not to move forward with the proposed JV transaction or any other separation transaction before the 2024 Annual Meeting of Stockholders . . . without the unanimous approval of the entire Board.” 58. Given Mr. Kiani’s past conduct, however, Politan remained justifiably concerned that Mr. Kiani may reverse course and attempt to push through the proposed JV transaction (or a similar transaction) before the Annual Meeting. That concern was underscored by the fact that Masimo originally had agreed to exclusivity with the JV counterparty through July 15, 2024, which was subsequently extended to August 15, 2024. 59. On August 26, 2024, after the exclusivity period expired, the Company announced that it continues to discuss a potential JV and is engaged in

21 parallel discussions with other parties who have reached out and expressed interest in acquiring the consumer audio business. 60. As such, there is a substantial risk of a Kiani-controlled Board entering into a significant transaction that could harm the Company, as even the independent proxy advisory firm, ISS, acknowledged: “Given management’s history of disregard for the investor base, and developments over the past year, shareholders have no reason to believe that management can be trusted to structure a pivotal transaction on their behalf without the safeguard of further board independence. Thus, change is not only warranted on the basis of fundamental corporate governance failings, but is absolutely necessary to ensure that the separation does not compromise shareholder value.” H. RTW Engages in an Empty Voting Scheme Designed to Benefit Mr. Kiani 61. In the midst of the heated proxy contest, RTW engaged in an empty voting scheme to manipulate the outcome of the upcoming director vote in favor of Mr. Kiani. “Empty voting” or “record date capture” enables an investor to vote shares for which it has no economic exposure. This trading strategy involves purchasing shares to beneficially own them on the record date for the Annual Meeting and therefore be entitled to vote them, while simultaneously shorting and

22 borrowing a similar number of offsetting shares in order to eliminate economic exposure to the acquired stock. 1. Mr. Kiani Has a Close Personal Relationship With Dr. Yalamanchi 62. Mr. Kiani is close personal friends with Dr. Yalamanchi, a Partner and Portfolio Manager at RTW who is responsible for RTW’s medical technology investments, including its investment in Masimo. Mr. Kiani and Dr. Yalamanchi communicate regularly by both telephone and text (including encrypted WhatsApp messages), have dinner together with their spouses, and are both members of the Orange County business community. Indeed, Dr. Yalamanchi is the only Masimo stockholder Mr. Kiani has invited to fly on Masimo’s corporate jet during the past year. 63. Mr. Kiani is also friendly with Roderick Wong, RTW’s Founder, Managing Partner, and Chief Investment Officer. Mr. Kiani has been a guest speaker at a course Dr. Wong teaches at New York University on “Financial Analysis in Healthcare.” 64. Mr. Kiani also invests in RTW’s managed funds and is featured in a testimonial on RTW’s website:2 2 https://www.rtwfunds.com/our-companies/

23 65. Mr. Kiani has even gone so far as to involve RTW in Masimo strategy matters, sending Dr. Yalamanchi copies of Masimo press releases with highly confidential and material non-public information for review and comment before they go out, and placing him on a rapid response list of investors that could assist with putting out statements supporting the Company’s position during the proxy contest or speak with reporters, either on background or on the record, to advance the Company’s narrative. 2. RTW, With Mr. Kiani’s Knowledge and Assistance, Empty Votes Millions of Masimo Shares 66. According to its Schedule 13F filings, RTW held a 2.8% ownership interest in Masimo on March 31, 2024. 67. Notably, it appears that RTW knew of the June 13th Record Date before it was publicly disclosed. RTW would not have been able to discern the

24 record date on the basis of Masimo’s preliminary proxy statement dated May 31, 2024, which left the record date blank—and yet, as described below, RTW’s trading during the period of May 23, 2024 to June 5, 2023 strongly suggests that it somehow knew that the record date would be on or around June 13, 2024. 68. From May 23, 2024 through June 5, 2024, a 13-day period leading up to the June 13th Record Date, large block trades in Masimo were executed on each business day of between 350,000 and 650,000 shares, totaling over 3.8 million shares. Innisfree M&A Inc. (“Innisfree”), one of Masimo’s proxy solicitation and investor relations firms, noted that those trades were a “significant departure from normal voting patterns” and identified RTW as the entity making the trades. All told, in a single 13-day period leading up to the June 13th Record Date, RTW more than tripled its Masimo position, ultimately accumulating a 9.9% ownership interest in Masimo. 69. Innisfree further observed that, during the same general period, short interest in Masimo’s stock spiked by a total of 3 million shares, reaching a peak of approximately 6 million shares, or 12.2% of outstanding stock. The borrowed shares primarily came from BlackRock. Innisfree confirmed that the rising short interest was a result of RTW’s trading activity, not rising bearish sentiment in Masimo’s stock.

28 votable position (this would all occur unbeknownst to BlackRock, which would have had no information as to who was borrowing its shares or how they were being used). 73. RTW swiftly disposed of its newly acquired shares after the June 13th Record Date. According to its Schedule 13F filing, RTW’s ownership interest returned to 2.8% by June 30, 2024, a mere 17 days after the June 13th Record Date and before RTW had even voted those shares. Indeed, Innisfree noted RTW’s disposal of shares and synchronized unwind of its short position. 74. According to Innisfree, as later confirmed by Depository Trust and Clearing Company (“DTCC”) reports of several financial institutions (including Goldman Sachs, J.P. Morgan, and Bank of America), on July 1, 2024, a single block of approximately 5.25 million shares of Masimo voted early in favor of the Company’s nominees. Innisfree confirmed that RTW was the primary holder and the custodian of those shares. 75. On that same day, RTW reached out to Glass Lewis, representing its ownership interest in Masimo as 9.9% and expressing support for the Company’s nominees and opposition to Politan’s nominees. Glass Lewis observed that according to S&P Capital IQ’s market intelligence service, “RTW was the owner of a 2.8% interest in Masimo as of March 31, 2024, indicating the ownership position

29 communicated in the July 1, 2024, email represented an increase of approximately 3.6x by RTW over the course of approximately three months.” (Emphasis added.) 76. Glass Lewis further noted that, while it did not have further information about RTW and was expressly not basing its recommendation on the empty voting issue, “the specified ownership interest and implied rate of accrual appear to align with certain of the concerns raised by Politan” in its July 3, 2024 letter. As to the potential empty voting, Glass Lewis concluded “[i]f additional materials corroborating Politan’s concerns subsequently emerge, whether prior to or following the forthcoming meeting, we would view such circumstances as a highly inappropriate manipulation of the shareholder franchise and a severe indictment of Masimo’s credibility and corporate governance.” (Emphasis added.) 77. Indeed, empty voting at this scale threatens to distort corporate democracy at Masimo—especially where, as here, it is coordinated by the Company’s Chairman and CEO, who is up for re-election—as a stockholder whose votes are divorced from its economic interest may not vote in a manner that is in the best interests of the Company and all its stockholders. In particular, empty voting undermines the legitimacy of the stockholder franchise by enabling an investor to effectively buy the right to potentially determine the outcome of a stockholder vote

30 even when the investor has no intention of having any actual economic exposure to the stock at all (not even momentarily). I. The Company Issues False and Misleading Denials in Response to Politan’s Inquiries About the Empty Voting Scheme 78. Politan discovered evidence of RTW’s empty voting on or around July 1, 2024. On July 3, 2024, Politan privately sent a letter to the Board detailing its serious concerns that a friend of Mr. Kiani’s had engaged in empty voting. In light of its well-founded concerns, Politan requested that the Board set a new record date for stockholders entitled to vote at the Annual Meeting, without moving the Annual Meeting date. Politan further requested that the Board: (i) investigate what, if any, contact Mr. Kiani has had with this investor; and (ii) direct that Mr. Kiani cannot participate in, or encourage, any schemes that would undermine the ability of stockholders of the Company to vote in a fair election. 79. On Friday, July 5, 2024, Masimo’s general counsel informed Politan privately that the Board would hold a meeting the following week to discuss Politan’s concerns. 80. On Monday, July 8, 2024, Politan filed its earlier July 3, 2024 letter publicly. Later that day, Mr. Reynolds, as the Board’s Lead Independent Director, responded by public letter, asserting “that neither Mr. Kiani nor any other member of management or non-Politan member of the Board has ever had any

31 agreement, arrangement or understanding related to the trading or voting of the shares in question.” 81. Tellingly, Mr. Reynolds’ response did not deny that Mr. Kiani was aware of the trading and voting of the shares in question, nor did it deny that Mr. Kiani had encouraged RTW to engage in empty voting or had otherwise communicated with RTW about its trading and voting. Those omissions were materially false and misleading, as they failed to disclose that Mr. Kiani (i) was aware of RTW’s empty voting, (ii) was aiding and encouraging RTW’s empty voting and (iii) had regularly communicated with RTW during the period in which it was engaging in empty voting. Notably, the Company also omitted that same information in its definitive proxy statement filed with the SEC, rendering its discussion of RTW’s empty voting materially false and misleading.3 82. The Board, having publicly dismissed Politan’s concerns, refused to even meet to discuss empty voting. Indeed, the Board meeting that Masimo’s general counsel and Mr. Reynolds had referenced never occurred. 83. Instead, the Board and Masimo continued attacking Politan for raising the issue and proposing solutions, as demonstrated by their press release on 3 Masimo Corp., Definitive Proxy Statement (Schedule 14A), at 24 (Aug. 15, 2024).

32 the morning of Thursday, July 11, 2024, titled “Masimo Exposes Politan’s Governance Hypocrisy,” which criticized Politan for having “formally requested the Board invalidate a properly-noticed record date to disenfranchise a large shareholder who had voted against Politan’s slate.” 84. On July 12, 2024, Politan wrote to the Board again, requesting that Masimo “demand that RTW abstain from voting any shares that exceed its economic interest—or set a record date that would allow stockholders to vote promptly in a fair election untainted by empty voting.” 85. On July 15, 2024, Masimo issued a press release responding to Politan’s assertions regarding empty voting, among other things. The Company asserted that Masimo did not engage in empty voting but omitted any reference to the fact that Mr. Kiani was aware of, and indeed aided and encouraged, RTW’s empty voting. 86. Mr. Kiani’s actions in secretly working with RTW to manipulate the stockholder vote and then concealing those actions from Masimo’s stockholders plainly violate multiple provisions of the securities laws and constitute a breach of his duty of loyalty.

33 J. Both Major Proxy Advisory Firms Recommend Politan’s Nominees 87. On July 11, 2024, leading proxy advisory firm Glass Lewis issued what CNBC described as a “scathing” report recommending that Masimo’s stockholders vote for both of Politan’s nominees at the Annual Meeting. 88. Then, on July 15, 2024, just two business days later, ISS, the other leading independent proxy advisory firm, in an opinion CNBC described as “brutal,” joined Glass Lewis in recommending that Masimo’s stockholders vote for both of Politan’s nominees at the Annual Meeting. K. The Board Moves the Annual Meeting to September 19, 2024 and Sets in Motion a Scheme to Invalidate Politan’s Nomination Notice 89. In a transparent reaction to Politan’s nominees receiving the recommendation of both leading proxy advisory firms, Mr. Kiani called a Board meeting for July 15, 2024, the same day that ISS issued its report. At that meeting, which lasted a mere 12 minutes, the Board voted to: (i) re-set the record date for August 12, 2024 (the “August 12th Record Date”); (ii) delay the Annual Meeting until September 19, 2024, in violation of 8 Del. C. § 211(c) and Article I, Section 1(1) of Masimo’s Bylaws; and (iii) file the California Action against Politan, Mr. Koffey, Ms. Brennan, and Politan’s nominees (among others). 90. Masimo’s complaint in the California Action, filed that same day, asserted a claim under Section 14(a) of the Securities Exchange Act that

34 Politan’s proxy materials contain false and misleading statements and fail to disclose material information necessary to make the statements not misleading, and three claims under Delaware law. (CA Compl. ¶¶ 226-236.) 91. The cornerstone of Masimo’s California complaint was a false and defamatory allegation that Mr. Koffey allegedly “has been secretly collaborating with certain plaintiffs’ lawyers [at Wolf Haldenstein Adler Freeman & Herz LLP (‘Wolf Haldenstein’)] in [securities] litigation against Masimo’s Board” (the “Conspiracy Allegation”). (Id. ¶¶ 250-260.) The Conspiracy Allegation was based solely on information purportedly provided by two confidential witnesses (id. ¶ 103), 92. The Conspiracy Allegation formed the sole basis of Count IV of Masimo’s complaint, which asserts a claim against Politan under Delaware law for breach of the Bylaws. (Id. ¶ 257.) Specifically, Masimo alleged that, by failing to disclose the Conspiracy Allegation in its Nomination Notice, Politan violated Article I, Section 1(4)(a) of the Bylaws, which provides, in relevant part, that a nomination notice must disclose: “as to each person whom the Record Stockholder [i.e., Politan] proposes to nominate for election or reelection as a director, all information relating

35 to such person as would be required to be disclosed in solicitations of proxies … pursuant to Regulation 14A under the Exchange Act . . .” (Id. ¶¶ 209, 255 (quoting Bylaws, Art I, § 1(4)(a)).) 93. Based on that purported violation of the Bylaws, Masimo asked the California federal court to declare that “the Nomination Notice does not comply with Masimo’s Bylaws.” (CA Compl. at 69.) 94. Masimo also asserted, but did not ask the court to decide, that the chairman of the Annual Meeting—not coincidentally, Mr. Kiani—“has the authority under the Bylaws to declare that such ‘nomination shall not be presented for stockholder action at the meeting and shall be disregarded.’” (Id. ¶ 259 (quoting Bylaws, Art. I, §1(4)(c)(v)).) 95. On July 19, 2024, Masimo filed a preliminary injunction motion (the “PI Motion”) seeking an order (i) requiring Politan to make corrective disclosures to its proxy materials and (ii) enjoining Politan from voting proxies solicited based on the proxy materials and from soliciting any further proxies until corrective disclosure are made. The PI Motion did not seek any ruling, or any relief, on Masimo’s claims under Delaware law. Masimo supplemented its PI Motion on August 23, 2024.

36 96. Over the course of five weeks of expedited discovery in the California Action, Politan conclusively disproved the Conspiracy Allegation: (i) every participant in the alleged conduct—including Mr. Koffey and Mark Rifkin, Wolf Haldenstein’s Managing Partner—denied it under oath, (ii) there were no communications whatsoever between the alleged participants, and (iii) discovery revealed that the alleged confidential witnesses on whose statements the Conspiracy Allegation rested do not exist. 97. Faced with the fact that the sole basis on which it had asserted that the Nomination Notice was invalid—the Conspiracy Allegation—had been conclusively disproven, Masimo concocted a wholly new theory that any violation of Section 14(a) rendered the Nomination Notice invalid. 98. Specifically, on August 26, 2024, Masimo filed an amended complaint in the California Action which identifies five categories of purported Section 14(a) violations that it asserts render the Nomination Notice invalid: (i) the Conspiracy Allegation, on which Masimo continues to rely to support its Nomination Notice claim despite effectively excising it from the rest of the amended complaint; (ii) Mr. Koffey’s purported false statements concerning the potential spin-off of Masimo’s consumer business to an entity controlled by Mr. Kiani; (iii) Mr. Koffey’s purported false statements concerning the JV; (iv) Mr. Koffey’s and

37 Ms. Brennan’s purported false statements that they were not properly onboarded as directors and lacked sufficient information to sign the Company’s annual and quarterly reports; and (v) purported false statements concerning the Board’s oversight of a process for a potential whole sale of the Company. (CA Amended Compl. ¶ 309.) 99. Notably, Masimo cannot credibly argue that Politan’s alleged violations of Section 14(a) deprived stockholders of the information needed to make an informed choice at the Annual Meeting. Masimo routinely has issued press releases throughout the proxy contest responding to virtually every single purportedly false and misleading statement for which it seeks relief in the California Action, including: “Masimo Responds to Politan Capital’s Nomination of Director Candidates and Refutes Politan’s False Claims” (April 1, 2024); “Masimo Provides Facts in Response to Politan’s False Narrative” (June 20, 2024); “Masimo Provides Facts, Exposes False Narratives in Response to Latest Politan Fictions” (July 2, 2024); “Masimo Exposes Politan’s Governance Hypocrisy” (July 11, 2024); and “Masimo Responds to Politan’s Continuing Misrepresentations” (July 15, 2024). In the aggregate, those press releases, if printed, amount to 25 pages. 100. Moreover, Politan has made four supplemental disclosures since Masimo commenced the California Action, supplementing its proxy statement three

38 times and amending its Schedule 13D once. In those disclosures, Politan described the allegations in the complaint or amended complaint in the California Action, as applicable, denied those allegations, and attached a copy of the relevant pleading. As such, Masimo’s stockholders are fully informed as to the relevant facts in dispute and Masimo’s allegations, and they are more than capable of deciding for themselves which side’s story to believe. 101. Nevertheless, Masimo has taken the position that, if the California court finds that Masimo is likely to succeed on any aspect of its Section 14(a) claim, Mr. Kiani has the authority to reject Politan’s Nomination Notice at the Annual Meeting. That position is consistent with Defendants’ counsel’s representation to this Court at the August 19, 2024 hearing that Mr. Kiani will have the power to reject the Nomination Notice at the annual meeting if the California court “finds a likely violation of Section 14(a).” (Aug. 19, 2024 Hearing Tr. at 64:5- 12.) 102. It would be manifestly inequitable for Mr. Kiani to invalidate the Nomination Notice based on a violation of Section 14(a) that Politan can cure with corrective disclosures, especially given the passage of time, the total mix of information available to stockholders and that Mr. Kiani has omitted material information about his collusion with RTW to manipulate the stockholder vote.

39 L. Data Available to Politan Strongly Indicates That RTW is Again Engaging in Empty Voting 103. Shortly after the August 12th Record Date, Politan obtained data that raises concerns that empty voting is again taking place. Specifically, as with the earlier instance of empty voting, both short interest and trading volume in Masimo’s stock spiked in the days leading up to the record date. Indeed, short interest spiked to an even greater extent than last time—and, just like last time, it returned to normal levels soon after the record date. 104. Then, on August 21, DTCC reported that over four million Masimo shares were voted early in favor of Mr. Kiani’s director slate. Those votes were mysteriously revoked by the voting stockholder on August 26, 2024, which is extraordinarily unusual—typically a vote is changed merely by submitting a new vote which has the operative effect of cancelling the prior vote. 105. Based on its research, Politan has determined that 864,805 of the shares voted on August 21 were custodied with Bank of America Securities and

40 represent a confirmed RTW position. Indeed, the custody accounts where all the voted shares reside are known custodians of RTW, according to RTW’s Form ADV filed with the SEC. Further, all the votes that were revoked on August 26 were attributed to a single stockholder. Therefore, on information and belief, RTW is the stockholder that voted and revoked over four million shares. 106. On further information and belief, RTW revoked its vote and plans to either vote those shares bit by bit leading up to the Annual Meeting—to better conceal its empty voting—or all at once right before the Annual Meeting—to prevent Politan from having time to seek any remedial action before the vote. 107. Given his regular communication with RTW and active involvement in RTW’s last empty voting scheme, it is likely that Mr. Kiani is once again involved in RTW’s inequitable manipulation of the stockholder vote. DEMAND FUTILITY ALLEGATIONS 108. All the claims asserted herein are direct claims because they seek redress for injury to the stockholder franchise arising from Defendants’ improper entrenchment of the Board. 109. If and to the extent that any of Politan’s claims are not, in whole or in part, direct claims, Politan brings such claims derivatively in the right and for the benefit of Masimo.

41 110. Politan was a stockholder of Masimo at the time of all the wrongdoing described herein, has continually been a stockholder since such times, and is currently a stockholder. 111. Politan has not made a demand on Masimo’s Board to institute any action relating hereto because such a demand would be futile. Demand would be futile because, at a minimum, there exists a reasonable doubt about whether a majority of Masimo’s Board is sufficiently disinterested and independent to objectively consider a demand. To the extent that any conduct alleged herein is construed as a demand, any such demand has been wrongfully refused. 112. As alleged herein, demand is excused for any claims that could be brought derivatively because: • The Director Defendants have acted for the primary purpose of entrenching themselves in office; and • The Director Defendants face a substantial likelihood of personal liability for the claims asserted herein. COUNT I (Breach of Fiduciary Duties – Interfering with the Stockholder Franchise) 113. Politan repeats and realleges each of the allegations in the paragraphs above as if fully set forth herein. 114. The Director Defendants owe Masimo’s stockholders, including Politan, uncompromising fiduciary duties of loyalty and good faith.

42 115. The Director Defendants abused their positions and misused the corporate machinery to impede the exercise of the stockholder franchise and entrench themselves in office by, among other things: (i) delaying the Annual Meeting by nearly two months, from July 25, 2024 to September 19, 2024; (ii) seeking to invalidate Politan’s Nomination Notice by filing a sham lawsuit in the Central District of California; and (iii) knowingly facilitating (in Mr. Kiani’s case), or failing to take any action to remedy (in the case of Messrs. Reynolds and Chapek) empty voting by RTW, which seeks to inequitably manipulate the stockholder vote in Mr. Kiani’s favor. 116. The Director Defendants’ decision to delay the Annual Meeting by nearly two months was a transparent effort to buy time for Mr. Kiani to engage in further manipulation of the stockholder franchise in a last-ditch attempt to avoid certain defeat for himself and Mr. Chavez at the Annual Meeting. Mr. Kiani has taken full advantage of that extra time. 117. First, Mr. Kiani caused Masimo to file a frivolous lawsuit against Politan in federal court, which seeks, among other things, a declaration that Politan’s Nomination Notice does not comply with Masimo’s Bylaws. While Masimo initially based that claim entirely on the Conspiracy Allegation, it now takes the

43 position that any finding by the court of a likely Section 14(a) violation renders the Nomination Notice invalid. 118. Second, on information and belief, Mr. Kiani is once again encouraging and facilitating RTW’s apparent attempt to manipulate the stockholder vote by engaging in empty voting. 119. The Director Defendants have no justification, much less a compelling justification, for a two-month delay of the Annual Meeting, at which they are well aware there is a substantial likelihood that a majority of the shares will be voted to elect Politan’s two nominees, thereby dislodging Mr. Kiani from control of the Company and rendering a majority of the Board truly independent for the first time in Masimo’s history. 120. Any argument that delaying the Annual Meeting was necessary to remedy the empty voting issues that Mr. Kiani has caused is mere pretext. 121. The Director Defendants’ actions were calculated to perpetuate themselves in office. Politan’s proxy solicitation poses no threat to the Company’s corporate policy or effectiveness. Moreover, the Director Defendants’ actions lack any reasonable connection to any proper corporate purpose.

44 122. The Director Defendants’ misuse of the corporate machinery to impede the exercise of the stockholder franchise and entrench themselves in office constitutes a clear violation of their fiduciary duties under Delaware law. 123. Absent relief from the Court, Politan and Masimo’s other stockholders will be irreparably harmed by the Defendants’ interference with the stockholder franchise and the loss of the stockholders’ right to freely elect directors to determine the future direction of the Company and how best to maximize the value of its assets. 124. Politan has no adequate remedy at law. COUNT II (Violation of 8 Del. C. § 211(c) and Masimo’s Bylaws) 125. Politan repeats and realleges each of the allegations in the paragraphs above as if fully set forth herein. 126. Section 211(c) of the Delaware General Corporation Law provides, in relevant part, that “[i]f there be a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to

45 elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.” 127. Moreover, the Company’s Bylaws require that the date of an annual meeting “shall be within 13 months of the last annual meeting of stockholders.” (Bylaws, Art. I, Sect. 1(1).) 128. The Company has not held an annual meeting of stockholders for the election of directors since June 26, 2023, nor has it elected directors by written consent in lieu of an annual meeting, in accordance with 8 Del. C. § 211(b). 129. In a brazen act of entrenchment, on July 15, 2024, the Director Defendants caused the Company to delay the Annual Meeting from July 25, 2024 to September 19, 2024. The newly-set Annual Meeting date is approximately fifteen months after the Company’s 2023 annual meeting. 130. Given the Director Defendants’ repeated attempts to manipulate the corporate machinery and impede the stockholder franchise, Politan is justifiably concerned that the Company may seek to further adjourn or postpone the Annual Meeting, which will already be months overdue if held on September 19, 2024. 131. Under 8 Del. C. § 211(c), Politan is entitled to an order summarily directing the Company to hold the Annual Meeting as soon as possible, without further adjournment or postponement (unless permitted by the Court), for

46 the purpose of holding an election for directors. Politan is also entitled to an order setting appropriate procedures for the conduct of the Annual Meeting. COUNT III (Declaratory Judgment – Validity of Politan’s Nominations) 132. Politan repeats and realleges each of the allegations in the paragraphs above as if fully set forth herein. 133. On Monday, March 25, 2024, Politan submitted the Nomination Notice, pursuant to which it nominated Dr. Solomon and Mr. Jellison for election to Masimo’s Board at the Annual Meeting. The Nomination Notice complied with all applicable provisions of Masimo’s Bylaws. The Company did not raise any objection at the time that the Nomination Notice was invalid or deficient, and both Politan and the Company have been conducting a proxy contest for months based on the Nomination Notice. 134. However, after it became apparent that Politan’s nominees would prevail at the Annual Meeting, Mr. Kiani and the Director Defendants caused Masimo to file a frivolous lawsuit against Politan, Mr. Koffey, Ms. Brennan, Dr. Solomon, and Mr. Jellison, among others, in federal court. Masimo’s complaint in that action falsely alleges, among other things, that the Nomination Notice does not comply with Masimo’s Bylaws.

47 135. Under Masimo’s Bylaws, “[t]he chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.” (Bylaws Art. I, Sect. 1(4)(c)(v).) 136. Mr. Kiani and the other Director Defendants have asserted that the chairman of the Annual Meeting has the authority to invalidate the Nomination Notice at the Annual Meeting based on the pretext that it purportedly contains material misstatements. 137. By invalidating the Nomination Notice at the Annual Meeting, the Director Defendants intend to wrongfully strip Politan of its right to nominate candidates for election to the Board and deprive Masimo’s stockholders of any opportunity to eliminate Mr. Kiani’s continued control of Masimo. 138. Moreover, regardless of whether Mr. Kiani, as chairman of the Annual Meeting, possesses the authority under Masimo’s Bylaws to invalidate Politan’s Nomination Notice, it would be manifestly inequitable for him to do so based on purportedly false and misleading statements and omissions in Politan’s

48 proxy filings, especially where the information at issue already has been made available to stockholders (in some cases for months) and those deficiencies have been or could be cured by the issuance of corrective disclosures. 139. Politan has no adequate remedy at law. 140. Given that (i) Masimo failed to raise any objection to the Nomination Notice at the time Politan submitted it or for months thereafter while the parties relied on the Nomination Notice to solicit proxies and only raised an objection when it became apparent that Politan’s nominees would prevail at the Annual Meeting, and (ii) at most, Masimo can point to a technical defect in Politan’s Nomination Notice, which Politan can cure with corrective disclosures, Politan is entitled to an order declaring that the Company and the Director Defendants are estopped from rejecting the Nomination Notice at the Annual Meeting. COUNT IV (Declaratory Judgment – Empty Voting) 141. Politan repeats and realleges each of the allegations in the paragraphs above as if fully set forth herein. 142. Before Defendants wrongfully acted to delay the Annual Meeting, RTW had engaged in brazen empty voting in an attempt to manipulate the stockholder vote in Mr. Kiani’s favor. Mr. Kiani had full knowledge of RTW’s actions and, indeed, both encouraged and facilitated its empty voting.

49 143. Data available to Politan strongly suggests that RTW is once again engaging in empty voting. Upon information and belief, Mr. Kiani is once again actively encouraging and facilitating RTW’s attempt to manipulate the stockholder vote and secure a victory for Mr. Kiani. 144. RTW has, at most, a 2.8% economic interest in Masimo. Yet, through the use of empty voting, it had voting power that is more than triple its economic interests (approximately 9.9%). 145. As a result of its empty voting activity as described herein, Mr. Kiani and RTW manipulated the stockholder vote by (i) causing RTW to vote millions of shares for which it has no economic interest in favor of Messrs. Kiani and Chavez and (ii) simultaneously reducing the voting power of other large Masimo stockholders (particularly BlackRock). 146. While the impact of that manipulation was ameliorated when the Board re-set the record date and delayed the Annual Meeting, data available to Politan strongly suggests that Mr. Kiani and RTW are engaged in the same manipulative conduct in advance of the September 19th Annual Meeting. 147. To the extent RTW’s empty vote (i.e., the difference between the shares it votes and the shares for which it has an economic interest) causes Messrs.

50 Kiani and/or Chavez to prevail at the Annual Meeting, such result will effectively disenfranchise all Masimo stockholders, thereby causing harm. 148. Politan has no adequate remedy at law. 149. In the event Masimo’s stockholders are disenfranchised by RTW’s empty vote, Politan is entitled to an order declaring that any votes cast by RTW that exceed RTW’s economic interest in the Company are invalid. PRAYER FOR RELIEF WHEREFORE, Politan respectfully requests that the Court enter an Order granting the following relief: (i) Determining that the Director Defendants breached their fiduciary duties by (a) moving the Annual Meeting from July 25, 2024 to September 19, 2024, (b) filing the frivolous California Action against Politan, and (c) knowingly facilitating, or failing to take any action to remedy, RTW’s manipulation of the stockholder vote; (ii) Directing the Company to hold the Annual Meeting on September 19, 2024 and setting appropriate procedures for the Annual Meeting, pursuant to 8 Del. C. § 211(c); (iii) Declaring that the Company and the Director Defendants are estopped from rejecting Politan’s Nomination Notice at the Annual Meeting; (iv) To the extent RTW’s empty vote is disenfranchising, declaring that any votes cast by RTW that exceed RTW’s economic interest in the Company are invalid; (v) Awarding Politan its costs and expenses in bringing and prosecuting this action, including its attorneys’ fees; and

51 (vi) Granting such other and further relief as the Court deems just and proper. OF COUNSEL: Michael E. Swartz Frank W. Olander SCHULTE ROTH & ZABEL LLP 919 Third Avenue New York, NY 10022 (212) 756-2000 Nishal R. Ramphal CADWALADER, WICKERSHAM & TAFT LLP 200 Liberty Street, New York, NY 10281 (212) 504-6000 MORRIS, NICHOLS, ARSHT & TUNNELL LLP /s/ John P. DiTomo John P. DiTomo (#4850) Alexandra M. Cumings (#6146) Alec F. Hoeschel (#7066) Louis Masi (#7233) 1201 N. Market Street Wilmington, DE 19801 (302) 658-9200 jditimo@morrisnichols.com acumings@morrisnichols.com ahoeschel@morrisnichols.com lmasi@morrisnichols.com Attorneys for Politan Capital Management LP September 3, 2024

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if any of the underlying assumptions of Politan Capital Management LP (“Politan”) or any of the other participants in the proxy solicitation described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Politan that the future plans, estimates or expectations contemplated will ever be achieved.

Certain statements and information included herein may have been sourced from third parties. Politan does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

Politan disclaims any obligation to update the information herein or to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such information, projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Politan and the other Participants (as defined below) have filed a definitive proxy statement and accompanying WHITE universal proxy card or voting instruction form with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2024 annual stockholders meeting (the “2024 Annual Meeting”) of Masimo Corporation, a Delaware corporation (“Masimo”). Shortly after filing its definitive proxy statement with the SEC, Politan furnished the definitive proxy statement and accompanying WHITE universal proxy card or voting instruction form to some or all of the stockholders entitled to vote at the 2024 Annual Meeting.

The participants in the proxy solicitation are Politan, Politan Capital Management GP LLC (“Politan Management”), Politan Capital Partners GP LLC (“Politan GP”), Politan Capital NY LLC (the “Record Stockholder”), Politan Intermediate Ltd., Politan Capital Partners Master Fund LP (“Politan Master Fund”), Politan Capital Partners LP (“Politan LP”), Politan Capital Offshore Partners LP (“Politan Offshore” and, collectively with Politan Master Fund and Politan LP, the “Politan Funds”), Quentin Koffey, Matthew Hall, Aaron Kapito (all of the foregoing persons, collectively, the “Politan Parties”), William Jellison and Darlene Solomon (such individuals, collectively with the Politan Parties, the “Participants”).

As of the date hereof, the Politan Parties in this solicitation collectively own an aggregate of 4,713,518 shares (the “Politan Group Shares”) of common stock, par value $0.001 per share, of Masimo (the “Common Stock”). Mr. Koffey may be deemed to own an aggregate of 4,714,746 shares of Common Stock (the “Koffey Shares”), which consists of 1,228 restricted stock units that vested on June 26, 2024 as well as the Politan Group Shares. Politan, as the investment adviser to the Politan Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Politan Group Shares, and, therefore, Politan may be deemed to be the beneficial owner of all of the Politan Group Shares. The Record Stockholder is the direct and record owner of 1,000 shares of Common Stock that comprise part of the Politan Group Shares. Both the Politan Group Shares and the Koffey Shares represent approximately 8.9% of the outstanding shares of Common Stock based on 53,478,694 shares of Common Stock outstanding as of August 12, 2024, as reported in Masimo’s revised definitive proxy statement filed on August 15, 2024. As the general partner of Politan, Politan Management may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Group Shares and, therefore, Politan Management may be deemed to be the beneficial owner of all of the Politan Group Shares. As the general partner of the Politan Funds, Politan GP may be deemed to have the shared power to vote or to direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Group Shares, and therefore Politan GP may be deemed to be the beneficial owner of all of the Politan Group Shares. Mr. Koffey, including by virtue of his position as the Managing Partner and Chief Investment Officer of Politan and as the Managing Member of Politan Management and Politan GP, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Koffey Shares.

IMPORTANT INFORMATION AND WHERE TO FIND IT

POLITAN STRONGLY ADVISES ALL STOCKHOLDERS OF MASIMO TO READ ITS DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS FILED BY POLITAN WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS ARE ALSO AVAILABLE ON THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 STOCKHOLDERS CAN CALL TOLL-FREE: (888) 628-8208.

Investor Contact

D.F. King & Co., Inc.

Edward McCarthy

emccarthy@dfking.com

Media Contacts

Dan Zacchei / Joe Germani

Longacre Square Partners

dzacchei@longacresquare.com / jgermani@longacresquare.com